                                                                    EXHIBIT 10.2


                          SHORT-TERM CREDIT AGREEMENT


                            Dated as of May 12, 1998

                                     Among

                              PIMCO ADVISORS L.P.
                                  as Borrower,

                               NATIONSBANK, N.A.
                            as Administrative Agent,

                       DEUTSCHE BANK AG, NEW YORK BRANCH
                            as Documentation Agent,

               UNION BANK OF CALIFORNIA, N.A. and CITIBANK, N.A.
                                  as Co-Agents

                                      And

                     THE FINANCIAL INSTITUTIONS WHOSE NAMES
                  ARE SET FORTH ON THE SIGNATURE PAGES HEREOF
                                    as Banks

                          SHORT-TERM CREDIT AGREEMENT
                          ---------------------------


     THIS SHORT-TERM CREDIT AGREEMENT, dated as of May 12, 1998 (as amended, supplemented or otherwise modified from time to time, this "Agreement"), among PIMCO ADVISORS L.P., a Delaware limited partnership (together with its permitted successors, the "Borrower"), NATIONSBANK, N.A., as Administrative Agent for the Banks (in such capacity, the "Administrative Agent"), DEUTSCHE BANK AG, NEW YORK BRANCH as Documentation Agent (the "Documentation Agent") UNION BANK OF CALIFORNIA, N.A. and CITIBANK, N.A. as Co-Agents (the "Co-Agents") and the financial institutions whose names are set forth on the signature pages hereof as Banks (collectively, the "Banks");

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the Borrower desires to obtain from the Banks credit facilities consisting of a $250,000,000 364-day revolving credit facility under this Agreement and a $250,000,000 five-year revolving credit facility under the Long-Term Credit Agreement for the purposes provided below;

     WHEREAS, the Banks are willing to provide such credit facilities to the Borrower upon the terms and conditions set forth in this Agreement and in the Long-Term Credit Agreement; and

     WHEREAS, the Administrative Agent is willing to act as Administrative Agent for the Banks in connection with such credit facilities as provided in this Agreement and in the Long-Term Credit Agreement;

     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth herein below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto do hereby agree as follows:


1.   DEFINITIONS AND RULES OF INTERPRETATION.

     1.1   Definitions.  The following terms shall have the meanings set forth
           -----------
in this Section 1.1 or elsewhere in the provisions of this Agreement referred to below:

     Acquisition.  Any acquisition by the Borrower or any Subsidiary of a
     -----------
business or assets (subject to liabilities) constituting a business primarily engaged in the investment management or investment advisory business, whether by way of a purchase (for cash, securities or other assets) of Equity Securities or assets (subject to liabilities) or a merger or consolidation, so long as (a) if the Borrower is a party to any such merger or consolidation, the Borrower is the survivor, and (b) immediately following such acquisition, such business or assets are owned by the Borrower or any existing or newly created or acquired Subsidiary.

     Administrative Agent.  NationsBank, N.A. acting as Administrative Agent for
     --------------------
the Banks, or any successor to the rights and obligations of the Administrative Agent under this Agreement.

     Administrative Agent's Head Office.  The Administrative Agent's head office
     ----------------------------------
located at 901 Main Street, Dallas, Texas, 75202, or at such other location as the Administrative Agent may designate in a written notice to the other parties hereto from time to time.

     Affiliate.  As defined under Rule 144(a) under the Securities Act of 1933,
     ---------
as amended.

     Agreement.  This Agreement, including the Schedules and Exhibits hereto.
     ---------

     Alternative Base Rate.  The higher of (a) the annual rate of interest
     ---------------------
announced from time to time by the Administrative Agent at the Administrative Agent's Head Office as its "prime rate" and (b) the Federal Funds Effective Rate plus one-half of one percent (0.50%). Changes in the Alternative Base Rate shall become effective automatically without notice to any party.

     Alternative Base Rate Loans.  Loans bearing interest calculated by
     ---------------------------
reference to the Alternative Base Rate.

     Arranging Agents.  NationsBanc Montgomery Securities, Inc. and Deutsche
     ----------------
Morgan Grenfell Inc.

     Assets Under Management.  With respect to any Person, the dollar value of
     -----------------------
assets owned by other Persons that are managed by such first Person pursuant to a management contract to which such first Person is a party, and, with respect to the Borrower, "Assets Under Management" refers to the Assets Under Management of the Borrower and its Subsidiaries, taken as a whole.

     Assignment and Acceptance.  As defined in Section 16.1.
     -------------------------

     Banks.  The financial institutions whose names are set forth on the
     -----
signature pages hereof as Banks, and any other Person who becomes an assignee of any rights and obligations of a Bank pursuant to Section 16.1.

     Borrower.  As defined in the preamble hereto.
     --------

     Borrower Partnership Agreement.  The Agreement of Limited Partnership of
     ------------------------------
the Borrower, dated as of December 31, 1997, among PGP and any limited partner who may be admitted as such, as such agreement may be amended or modified from time to time in compliance with the provisions of this Agreement.

     Business.  With respect to any Person, the assets, properties, business,
     --------
operations and condition (financial and otherwise) of such Person.

     Business Day.  Any day on which banking institutions in Dallas, Texas, New
     ------------
York, New York, and Los Angeles, California are open for the transaction of banking business and, in the case of Eurodollar Rate Loans, also a day which is a Eurodollar Business Day.

     Capitalized Leases.  Leases under which the Borrower or any of its
     ------------------
Subsidiaries is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with GAAP.

     CERCLA.  As defined in Section 5.17.
     ------

     Change of Control.  Any of the following:
     -----------------

     (a) Any amendment, modification or revocation of the Written Action other than such amendments, modifications which could not reasonably be expected to reduce the authority delegated to the Management Board or alter the manner of election of its members;

     (b) Pacific Life Insurance Co. shall cease to own, directly or indirectly, any general partnership interests in the Borrower; or

     (c) PIMCO Partners LLC, a California limited liability company and Pacific Life Insurance Co., collectively, shall cease to control, either directly or indirectly, a majority of the general partnership interests in the Borrower.

     Change of Control Date.  Any date upon which a Change of Control occurs.
     ----------------------

     Closing Date.  The date on which each of the conditions set forth in
     ------------
Section 8 is satisfied or waived.

     Code.  The Internal Revenue Code of 1986, as amended.
     ----

     Commitment.  The several obligations of the Banks to advance to the
     ----------
Borrower pursuant to the terms hereunder the sum of up to $250,000,000, in the aggregate at any time outstanding in accordance with their respective Commitment Percentages, as such amounts may be reduced from time to time in accordance with the terms hereof.

     Commitment Percentage.  With respect to each Bank, the percentage set forth
     ---------------------
on Schedule 1 hereto as such Bank's percentage of the aggregate Commitment of
   ----------
all of the Banks.

     Consolidated or consolidated.  With reference to any term defined herein,
     ------------    ------------
shall mean that term as applied to the accounts of the Borrower and its Subsidiaries, consolidated in accordance with GAAP.

     Consolidated Funded Debt.  At any time of determination, the aggregate
     ------------------------
outstanding principal amount of Funded Debt of the Borrower and its Subsidiaries at such time determined on a consolidated basis in accordance with GAAP.

     Consolidated Net Income (or Loss).  The consolidated net income (or loss)
     -----------------------  -------
of the Borrower (excluding therefrom any income attributable to minority interests in another Entity), determined in accordance with GAAP, but excluding earnings resulting from any reappraisal, revaluation, or write-up of assets.

     Contracts.  Contracts, agreements, mortgages, leases, bonds, promissory
     ---------
notes, debentures, guaranties, Capitalized Leases, indentures, pledges, powers of attorney, proxies, trusts, franchises, or other instruments or obligations.

     Conversion Request.  A notice given by the Borrower to the Administrative
     ------------------
Agent of the Borrower's election to convert or continue a Loan in accordance with Section 2.7.

     Default.  Any Event of Default, and any of the events specified in Section
     -------
10.1 hereof regardless of whether there shall have occurred any passage of time or giving of notice (or both) that would be necessary in order to constitute such event an Event of Default.

     Distribution.  With respect to any Entity, the declaration or payment
     ------------
(without duplication) of any dividend or distribution on or in respect of any Equity Securities of such Entity, other than dividends payable solely in Equity Securities of such Entity that are not required to be classified as liabilities on the balance sheet of such Entity under GAAP; the purchase, redemption, or other retirement of any Equity Securities of such Entity, directly or indirectly through a Subsidiary of such Entity or otherwise; or the return of capital by such Entity to the holders of its Equity Securities as such.

     Documentation Agent.  Deutsche Bank AG, New York Branch acting as
     -------------------
Documentation Agent for the Banks, or any successor to the rights and obligations of the Documentation Agent under this Agreement.

     Dollars or $.  Dollars in lawful currency of the United States of America.
     -------    -

     Domestic Lending Office.  Initially, the office of each Bank designated as
     -----------------------
such in Schedule 1 hereto; thereafter, such other office of such Bank, if any,
        ----------
located within the United States that will be making or maintaining Alternative Base Rate Loans.

     Drawdown Date.  The date on which any Loan is made or is to be made, and
     -------------
the date on which any Loan is converted or continued in accordance with Section 2.7.

     Eligible Assignee.  Any of (a) a commercial bank or finance company
     -----------------
organized under the laws of the United States, any State thereof, or the District of Columbia, having total assets in excess of One Billion Dollars ($1,000,000,000); (b) a commercial bank organized under the laws of any other country that is a member of the Organization for Economic Cooperation and Development (the "OECD") or a political subdivision of any such country and having total assets in excess of One Billion Dollars ($1,000,000,000); provided
                                                                       --------
that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; and
(c) any of the twelve Federal Reserve Banks organized under (S)4 of the Federal Reserve Act, 12 U.S.C. (S)341 or the central bank of any country which is a member of the OECD.

     Employee Benefit Plan.  Any employee benefit plan within the meaning of
     ---------------------
(S)3(2) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate, other than a Multiemployer Plan.

     Entity.  Any corporation, partnership, trust, unincorporated association,
     ------
joint venture, limited liability company, or other legal or business entity.

     Environmental Laws.  As defined in Section 5.17(a).
     ------------------

     Equity Securities.  With respect to any Entity, all equity securities of
     -----------------
such Entity, including any (a) common or preferred stock, (b) limited or general partnership interests, (c) options, warrants, or other rights to purchase or acquire any equity security, or (d) securities convertible into any equity security.

     ERISA.  The Employee Retirement Income Security Act of 1974, as amended.
     -----

     ERISA Affiliate.  Any Person that is treated as a single employer together
     ---------------
with the Borrower under (S)414 of the Code.

     ERISA Reportable Event.  A reportable event with respect to a Guaranteed
     ----------------------
Pension Plan within the meaning of (S)4043 of ERISA and the regulations promulgated thereunder as to which the requirement of notice has not been waived.

     Eurocurrency Reserve Rate.  For any day with respect to a Eurodollar Rate
     -------------------------
Loan, the maximum rate (expressed as a decimal) at which any lender subject thereto would be required to maintain reserves (including any marginal, special, supplemental or emergency reserves) under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding. Without limiting the effect of the foregoing, the Eurocurrency Reserve Rate shall reflect any other reserves required to be maintained by member banks with respect to (i) any category of liabilities which includes deposits by reference to which the Eurodollar Rate is to be determined; or (ii) any category of extensions of credit or other assets which include Eurodollar Rate Loans. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

     Eurodollar Business Day.  Any day on which commercial banks are open for
     -----------------------
international business (including dealings in Dollar deposits) in London or such other Eurodollar interbank market as may be selected by the Administrative Agent in its sole discretion acting in good faith.

     Eurodollar Lending Office.  Initially, the office of each Bank designated
     -------------------------
as such in Schedule 1 hereto; thereafter, such other office of such Bank, if
           ----------
any, that shall be making or maintaining Eurodollar Rate Loans.

     Eurodollar Rate.  For any Interest Period with respect to a Eurodollar Rate
     ---------------
Loan, the rate of interest equal to (a) the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period or if for any reason such rate is not available, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more
                                                      --------  -------
than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%), divided by (b) a number equal to 1.00 minus the Eurocurrency Reserve Rate.

     Eurodollar Rate Applicable Margin.  As defined in Section 2.5(c).
     ---------------------------------

     Eurodollar Rate Loans.  Loans bearing interest calculated by reference to
     ---------------------
the Eurodollar Rate.

     Event of Default.  Any of the events specified in Section 10.1 hereof,
     ----------------
provided that any requirement for notice or lapse of time, or both, has been satisfied.

     Fee Letters.  That certain letter agreement dated as of the Closing Date
     -----------
between the Borrower and the Administrative Agent regarding the payment of certain fees to the Administrative Agent and that certain letter agreement dated as of December 29, 1997 between the Borrower, the Administrative Agent and the Arranging Agents, regarding the payment of certain fees to the Arranging Agents.

     Federal Funds Effective Rate.  For any day, the rate per annum (rounded
     ----------------------------
upward, if necessary, to the next higher 1/100th of 1%) equal to the weighted average of the rates on overnight federal funds transactions offered to the Reference Banks by federal funds brokers at 11:00 a.m. (Dallas time) on such day, as confirmed to the Administrative Agent by the Reference Banks on the Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Effective Rate for such day shall be such rate on such transactions on the next preceding Business Day, and (ii) if any Reference Bank does not provide a confirmation, the relevant weighted average shall be determined on the basis of confirmations supplied by the remaining Reference Banks, and if no (or only one) Reference Bank supplies confirmation, the Federal Funds Effective Rate for such day shall be the average rate charged to the Administrative Agent on such day on overnight federal funds transactions as determined by the Administrative Agent.

     Fully Effective.  With respect to any Contract, that (a) such Contract is
     ---------------
the legal, valid, and binding obligation of the Borrower or its Subsidiary, as the case may be, enforceable against such party according to its terms, and (b) if such Contract exists on or before the date of this Agreement, such Contract shall remain in full force and effect notwithstanding the execution and delivery of the Loan Documents and the consummation of the transactions contemplated by the Loan Documents.

     Funded Debt.  With respect to any Person, (a) all indebtedness for money
     -----------
borrowed of such Person, (b) every obligation of such Person in respect of Capitalized Leases, (c) all reimbursement obligations of such Person with respect to letters of credit, bankers' acceptances, or similar facilities issued for the account of such Person, and (d) all guarantees, endorsements, acceptances, and other contingent obligations of such Person, whether direct or indirect, in respect of indebtedness for borrowed money of others, including any obligation to supply funds to or in any manner to invest in, directly or indirectly, the debtor, to purchase indebtedness for borrowed money, or to assure the owner of indebtedness for borrowed money against loss, through an agreement to purchase goods, supplies, or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise, but excluding, for all purposes hereof with respect to the Borrower, (i) with respect to OGI Exchangeable Debt issuable in connection with the Certificate of Long-Term Indemnity Indebtedness dated November 4, 1997, not more than $80,000,000 of OGI Exchangeable Debt, provided that no such OGI Exchangeable Debt shall be excluded from the definition of "Funded Debt" after the one year anniversary of its issuance and (ii) at all times (x) the obligations of the Borrower pursuant to that certain Certificate of Long-Term Indemnity Indebtedness issued November 4, 1997, (y) up to $4,000,000 of OGI Exchangeable Debt and (z) any Subordinated Debt.

     GAAP.  Principles that are (a) consistent with the principles promulgated
     ----
or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time and (b) consistently applied with past financial statements of the Borrower adopting the same principles.

     Government Authority.  The United States of America or any state, district,
     --------------------
territory, or possession thereof, any local government within the United States of America or any of its territories and possessions, any foreign government or any province, territory, or possession thereof, or any court, tribunal, administrative or regulatory agency, taxing or revenue authority, central bank or banking regulatory agency, commission, or body of any of the foregoing.

     Government Mandate.  With respect to (a) any Person, any statute, law,
     ------------------
rule, regulation, code, or ordinance duly adopted by any Government Authority, any treaty or compact between two (2) or more Government Authorities, and any judgment, order, decree, ruling, finding, determination, or injunction of any Government Authority, in each such case that is legally binding on such Person, any of its Subsidiaries or any of their respective properties, and (b) the Administrative Agent or any Bank, in addition to subsection (a) hereof, any policy, guideline, directive, or standard duly adopted by any Government Authority with respect to the regulation of banks, monetary policy, lending, investments, or other financial matters.

     Guaranteed Pension Plan.  Any employee pension benefit plan within the
     -----------------------
meaning of (S)3(2) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

     Hazardous Substances.  As defined in Section 5.17(b).
     --------------------

     Holdings.  PIMCO Advisors Holdings L.P., a Delaware limited partnership.
     --------

     Indebtedness.  All obligations, contingent and otherwise, that in
     ------------
accordance with GAAP should be classified upon the obligor's balance sheet as liabilities, or to which reference should be made by footnotes thereto in accordance with GAAP, including: (a) all debt and similar monetary obligations, whether direct or indirect; (b) all liabilities secured by any Lien existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; (c) all obligations in respect of hedging contracts, including, without limitation, interest rate and currency swaps, caps, collars and other financial derivative products; and (d) all guarantees, endorsements, and other contingent obligations whether direct or indirect in respect of indebtedness of others, including any obligation to supply funds to or in any manner to invest in, directly or indirectly, the debtor, to purchase indebtedness, or to assure the owner of indebtedness against loss, through an agreement to purchase goods, supplies, or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise, and the obligations to reimburse the issuer in respect of any letters of credit.

     Interest Coverage Ratio.  For any period the ratio of OPAD for such period
     -----------------------
to Interest Expense for such period.

     Interest Expense.  Interest expense in respect of Consolidated Funded Debt
     ----------------
for any period, provided, however, that with respect to any period in which an
                --------  -------
Acquisition or Permitted Merger occurs, the foregoing amounts shall be calculated on a pro forma basis as if such Acquisition or Permitted Merger occurred on the first day of such period.

     Interest Payment Date.  (a) As to any Alternative Base Rate Loan, the last
     ---------------------
day of each calendar quarter during all or a portion of which such Alternative Base Rate Loan is outstanding and the maturity of such Alternative Base Rate Loan; and (b) as to any Eurodollar Rate Loan, the last day of each Interest Period with respect to such Eurodollar Rate Loan and the maturity of such Eurodollar Rate Loan.

     Interest Period.  With respect to each Eurodollar Rate Loan, (a) initially,
     ---------------
the period commencing on the Drawdown Date of such Loan and ending on the last day of, as selected by the Borrower in a Loan Request, one (1), two (2) or three
(3) months thereafter; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Loan and ending on the last day of one of the periods set forth above, as selected by the Borrower in a Conversion Request; provided that all of the foregoing provisions relating
                         --------
to Interest Periods are subject to the following:

       (i) if any Interest Period would otherwise end on a day that is not a Eurodollar Business Day, that Interest Period shall be extended to the next succeeding Eurodollar Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Eurodollar Business Day;

       (ii) any Interest Period that begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Eurodollar Business Day of a calendar month; and

       (iii) any Interest Period commencing prior to the Maturity Date that would otherwise extend beyond the Maturity Date shall end on the Maturity Date.

     Investments.  All expenditures made and all liabilities incurred
     -----------
(contingently or otherwise) for the acquisition of Equity Securities or Indebtedness, or for loans, advances, or capital contributions to, or in respect of any guaranties (or other commitments as described under Indebtedness) of, any Person, other than any Acquisition.

     Leverage Ratio.  As defined in Section 7.13(b).
     --------------

     Lien.  Any lien, mortgage, security interest, pledge, charge, beneficial or
     ----
equitable interest or right, hypothecation, collateral assignment, easement, or other encumbrance.

     Loan Documents.  This Agreement, the Revolving Notes, the Fee Letters, all
     --------------
Loan Requests, all Conversion Requests and all other documents, certificates and agreements executed or delivered in connection with or contemplated by this Agreement, and the Long-Term Loan Documents.

     Loan Request.  As defined in Section 2.6.
     ------------

     Loans.  The amount advanced by the Banks to the Borrower under the
     -----
Commitment not to exceed the amount of the Commitment, and evidenced by the Revolving Notes.

     Long-Term Credit Agreement.  That certain Long-Term Credit Agreement dated
     --------------------------
as of the date hereof, by and among the parties thereto, pursuant to which the banks party thereto have agreed to provide a long-term credit facility to the Borrower upon the terms and conditions set forth therein, as such agreement may be amended, supplemented or otherwise modified from time to time.

     Long-Term Loan Documents.  The Long-Term Credit Agreement, the Notes (as
     ------------------------
defined in the Long-Term Credit Agreement), all Loan Requests (as defined in the Long-Term Credit Agreement), all Swing Loan Requests (as defined in the Long-Term Credit Agreement), all Conversion Requests (as defined in the Long-Term Credit Agreement) and all other documents, certificates and agreements executed or delivered in connection with or contemplated by the Long-Term Credit Agreement.

     Majority Banks.  As of any date, the Banks whose aggregate Commitments
     --------------
constitute at least sixty-six and two thirds percent (66 2/3%) of the Total Commitment.

     Material Amount.  As of the date of determination, an amount equal to 5% of
     ---------------
OPAD of the Borrower for the immediately preceding four (4) quarter period.

     Material Effect.  A material adverse effect on (a) the ability of the
     ---------------
Borrower to enter into and to perform and observe its Obligations under the Loan Documents, or (b) the Business of the Borrower and its Subsidiaries taken as a whole.

     Maturity Date.  The first to occur of (a) the date which is 364 days after
     -------------
the Closing Date or (b) the date on which the Obligations shall otherwise become due and payable by reason of acceleration or otherwise.

     Multiemployer Plan.  Any multiemployer plan within the meaning of (S)3(37)
     ------------------
of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate.

     1940 Act.  The Investment Company Act of 1940, as amended.
     --------

     Note Agreement.  That certain Amended and Restated Note Agreement dated as
     --------------
of September 26, 1997 by and among PGP and the holders of the Private Placement Notes.

     Obligations.  All indebtedness, obligations, and liabilities of any of the
     -----------
Borrower and its Subsidiaries to any of the Banks and the Administrative Agent, individually or collectively, existing on the date of this Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising or incurred under this Agreement or any of the other Loan Documents or in respect of any of the Loans or any of the Revolving Notes or other instruments at any time evidencing any thereof.

     OGI Exchangeable Debt. That certain Indebtedness of Oppenheimer Group,
     ---------------------
Inc., in the original principal amount not to exceed $230,000,000, issued pursuant to that certain Note Agreement dated November 4, 1997 and evidenced by those certain 6% Senior Notes due December 1, 2037 dated November 4, 1997, the holders of which have the right pursuant to that certain Exchange Right dated November 4, 1997, issued by the Borrower, to exchange such Indebtedness for Class A Limited Partner Units of the Borrower at the rate of $33 1/3 per unit.

     OPAD.  With respect to any period, the sum of (a) Consolidated Net Income
     ----
(or Loss) of the Borrower and its Subsidiaries for such period, plus (b)
                                                                ----
amortization, depreciation and other non-cash charges of the Borrower and its Subsidiaries for such period to the extent deducted in determining Consolidated Net Income (or Loss) for such period; provided, however, that if such sum is
                                      --------  -------
less than zero, such sum shall be deemed to be zero for purposes of this Agreement; and, provided, further, that with respect to any period in which an
                --------  -------
Acquisition or Permitted Merger occurs, the foregoing amounts shall be calculated on a pro forma basis as if such Acquisition or Permitted Merger occurred on the first day of such period.

     OpCap, G.P.  Oppenheimer Capital, a Delaware general partnership.
     -----------

     Partners' Capital.  The aggregate outstanding capital accounts of the
     -----------------
partners of the Borrower.

     PBGC.  The Pension Benefit Guaranty Corporation created by (S)4002 of ERISA
     ----
and any successor entity or entities having similar responsibilities.

     Permits.  Permits, licenses, franchises, patents, copyrights, trademarks,
     -------
trade names, approvals, clearances, and applications for or rights in respect of the foregoing of any Government Authority.

     Permitted Liens.  Liens permitted by Section 7.4.
     ---------------

     Permitted Merger.  A merger or consolidation of the Borrower or any of its
     ----------------
Subsidiaries that does not violate this Agreement.

     Person.  Any individual, Entity, or Government Authority.
     ------

     PGP.  PIMCO Partners, G.P., a general partnership organized under the laws
     ---
of California.

     PGP Refinancing.  A transaction to refinance the Private Placement Notes
     ---------------
structured as either (a) a loan by the Borrower to PGP (the proceeds of which are used to repay the Private Placement Notes in full) or (b) a guaranty of the Private Placement Notes issued by the Borrower in favor of the holders of the Private Placement Notes.

     Private Placement Notes.  Those certain 9.01% Secured, Non-Recourse Notes
     -----------------------
due December 5, 2001, issued by PGP pursuant to that certain Amended and Restated Note Agreement dated as of September 26, 1997, having a face amount, in the aggregate not exceeding $130,000,000.

     Proceedings.  Any (a) actions at law, (b) suits in equity, (c) bankruptcy,
     -----------
insolvency, receivership, dissolution, or reorganization cases or proceedings,
(d) administrative or regulatory hearings or other proceedings, (e) arbitration and mediation proceedings, (f) criminal prosecutions, (g) judgment levies, foreclosure proceedings, pre-judgment security procedures, or other enforcement actions, and (h) other litigation, actions, suits, and proceedings conducted by, before, or on behalf of any Government Authority.

     Public General Partner.  Any "Public General Partner" as such term is
     ----------------------
defined in the partnership agreement of the Borrower in effect on the Closing Date, and not as subsequently amended or modified.

     Real Estate.  All real property at any time owned or leased (as lessee or
     -----------
sublessee) by the Borrower or any of its Subsidiaries.

     Record.  The grid attached to a Revolving Note, or the continuation of such
     ------
grid, or any other similar record, including computer records, maintained by any Bank with respect to any Loan referred to in such Revolving Note.

     Reference Banks.  NationsBank, N.A. and Deutsche Bank AG, New York Branch.
     ---------------

     Revolving Notes.  Those certain promissory notes in the aggregate original
     ---------------
principal amount of $250,000,000, one such note issued by the Borrower to each of the Banks and substantially in the form of Exhibit A attached hereto, and
                                              ---------
any extensions, modifications, renewals or replacements of, or amendments to, any of the foregoing.

     Subordinated Debt.  At any date of determination thereof, any Indebtedness
     -----------------
of the Borrower and any of its Subsidiaries that is subordinated to the Obligations upon terms and conditions satisfactory to the Administrative Agent and the Majority Banks.

     Subsidiary.  Any Entity of which the designated parent shall at any time
     ----------
own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Equity Securities; except as the context may otherwise require, "Subsidiary" means any Subsidiary of the Borrower.

     TAG.  Thomson Advisory Group, Inc., a Delaware corporation.
     ---

     Total Commitment.  The sum of the Commitments, as in effect from time to
     ----------------
time.  As of the Closing Date the Total Commitment is $250,000,000.

     Type.  As to any Loan, its nature as an Alternative Base Rate Loan or a
     ----
Eurodollar Rate.

     Voting Equity Securities.  Equity Securities of any class or classes
     ------------------------
(however designated), the holders of which are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the Entity that issued such Equity Securities.

     Written Action.  That certain written action dated November 28, 1997, taken
     --------------
by PGP in its capacity as sole general partner of the Borrower.

     Year 2000 Compliant.  As defined in Section 5.21.
     -------------------

     Year 2000 Problem.  As defined in Section 5.21.
     -----------------

     1.2   Rules of Interpretation.
           -----------------------

           (a) A reference to any Contract or other document shall include such Contract or other document as amended, modified, or supplemented from time to time in accordance with its terms and the terms of this Agreement.

           (b) The singular includes the plural and the plural includes the singular.

           (c) A reference to any Government Mandate includes any amendment or modification to such Government Mandate or any successor Government Mandate.

           (d) A reference to any Person includes its permitted successors and permitted assigns. Without limiting the generality of the foregoing, a reference to any Bank shall include any Person that succeeds generally to its assets and liabilities.

           (e) Accounting terms not otherwise defined herein have the meanings assigned to them by GAAP.

           (f) The words "include," "includes," and "including" are not limiting.

           (g) All terms not specifically defined herein or by GAAP, which terms are defined in the Uniform Commercial Code as in effect in the State of New York, have the meanings assigned to them therein.

           (h) Reference to a particular "(S)", Section, Schedule, or Exhibit refers to that Section, Schedule, or Exhibit of this Agreement unless otherwise indicated.

           (i) The words "herein", "hereof", and "hereunder" and words of like import shall refer to this Agreement as a whole and not to any particular section or subdivision of this Agreement.

2.    THE CREDIT FACILITIES.
      ---------------------

      2.1   The Loans.
            ---------

            (a) Subject to the terms and conditions set forth in Section 9 hereof, the Banks agree, severally in accordance with their respective Commitment Percentages relating to the Commitment and not jointly, upon the terms and subject to the conditions of this Agreement, to lend and re-lend to the Borrower, from time to time on or after the Closing Date and up to but excluding the Maturity Date, such sums as are requested by the Borrower up to a maximum aggregate principal amount outstanding (after giving effect to all amounts requested) at any one time equal to such Bank's Commitment, provided
                                                                    --------
that the (i) sum of the outstanding amount of the Loans (after giving effect to all amounts requested) shall not at any time exceed the Commitment, and (ii) at the time such Loan is requested, the aggregate amount of all Loans (as defined in the Long-Term Credit Agreement) outstanding under the Long-Term Credit Agreement shall not be less than the Total Commitment (as defined in the Long-Term Credit Agreement). The Loans shall be made pro rata in accordance with each
                                                --------
Bank's Commitment Percentage; provided that the failure of any Bank to lend in
                              --------
accordance with this Agreement shall not release any other Bank or the Administrative Agent from their obligations hereunder, nor shall any Bank have any responsibility or liability in respect of a failure of any other Bank to lend in accordance with this Agreement. Each request for a Loan and each borrowing hereunder shall constitute a representation and warranty by the Borrower that the conditions set forth in Section 9 have been satisfied on the date of such request.

            (b) In the event that, at any time when the conditions precedent for any Loan have been satisfied, a Bank fails or refuses to fund its portion of such Loan, then, until such time as such Bank has funded its portion of such Loan, (i) such non-funding Bank shall not have the right to vote regarding any issue on which voting is required or advisable under this Agreement or any other Loan Document, and the amount of such Bank's Commitment shall not be counted for purposes of determining "Majority Banks" hereunder or for purposes of determining Commitments representing one hundred percent (100%) of the Total Commitment pursuant to Section 23 hereof, and (ii) any payments made by the Borrower shall be applied to repay the interest on, and principal of, the Loans held by the funding Banks until either (A) any Loan funded by the Administrative Agent on behalf of a non-funding Bank has been repaid in full or (B) the aggregate outstanding Loans, together with any accrued and unpaid interest thereof, shall be held by the Banks pro rata in accordance with their respective Commitment Percentages.

      2.2   Fees.
            ----

            (a) Facility Fee.  The Borrower agrees to pay to the Administrative
                ------------
Agent, for the benefit of each of the Banks in accordance with their respective Commitment Percentages, a facility fee on the aggregate Commitment, for each day from the Closing Date until the Maturity Date, at a rate, determined by the Administrative Agent based upon the Leverage Ratio for the most recent fiscal quarter end, effective as of the second (2/nd/) Business Day after the financial statements referred to in Section 6.4(b) hereof are required to be delivered by the Borrower to the Administrative Agent, expressed as a per annum rate as follows:

                      Leverage Ratio                           Rate
--------------------------------------------------------------------------------

Greater than or equal to 2.0 to 1                             0.175%
Greater than or equal to 1.5 to 1 but less than 2.0 to 1      0.150%
Greater than or equal to 1.0 to 1 but less than 1.5 to 1      0.120%
Less than 1.0 to 1                                            0.080%

          Such facility fee shall be computed on the basis of a year of 360 days for the actual number of days elapsed, shall be payable quarterly in arrears on the last day of each calendar quarter commencing on June 30, 1998, shall be fully earned when due, and shall be non-refundable when paid; provided, however,
                                                              --------  -------
that for the calendar quarter ending June 30, 1998, the facility fee shall be calculated based upon a rate of 0.080% per annum. A final payment of any facility fee then payable shall also be due and payable on the Maturity Date or any earlier date on which the Commitment shall terminate.

          (b) Miscellaneous.  In the event that the Borrower fails to timely
              -------------
provide the financial statements referred to in Section 2.2(a) hereof in accordance with the terms of Section 6.4(b) hereof, and without prejudice to any additional rights under Section 10.3 hereof, no adjustment of the facility fees shall occur until the actual delivery of such statements.

          (c) Fees Payable Under the Fee Letters.  The Borrower agrees to pay to
              ----------------------------------
the Administrative Agent, for the benefit of the Administrative Agent, the Arranging Agents and the Banks, as the case may be, such fees as are mutually agreed upon and as are described in the Fee Letters.

          (d) Computation of Fees.  In computing any fees payable under this
              -------------------
Section 2.2, the first day of the applicable period shall be included and the date of payment shall be excluded.

     2.3  Reduction of Total Commitment.  The Borrower shall have the right at
          -----------------------------
any time and from time to time upon three (3) Business Days' prior written notice to the Administrative Agent to reduce by at least $10,000,000 or integral multiples of $1,000,000 in excess thereof, or to terminate entirely, the unborrowed portion of the Total Commitment, whereupon the Commitments of the Banks shall be reduced pro rata in accordance with their respective Commitment
                       --------
Percentages of the amount specified in such notice or, as the case may be, terminated. Promptly after receiving any notice of the Borrower delivered pursuant to this Section 2.3, the Administrative Agent will notify the Banks of the substance thereof. Upon the effective date of any such reduction or termination, the Borrower shall pay to the Administrative Agent for the respective accounts of the Banks the full amount of any facility fee then accrued on the amount of the reduction. No reduction or termination of the Commitments may be reinstated.

     2.4  The Revolving Notes.  The Loans shall be evidenced by separate
          -------------------
promissory notes of the Borrower in substantially the form of Exhibit A
                                                              ---------
hereto, dated as of the Closing Date and completed with appropriate insertions. One Revolving Note shall be payable to the order of each

Bank in a principal amount equal to such Bank's Commitment, or, if less, the outstanding amount of all Loans made by such Bank, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes each Bank to make or cause to be made, at or about the time of the Drawdown Date of any Loan or at the time of receipt of any payment of principal on such Bank's Revolving Note, as the case may be, an appropriate notation on such Bank's Record reflecting the making of such Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Loans set forth on such Bank's Record shall be prima facie evidence of the principal amount thereof owing and unpaid
         -----------
to such Bank, but the failure to record, or any error in so recording, any such amount on such Bank's Record shall not limit or otherwise affect the obligations of the Borrower hereunder or under any Revolving Note to make payments of principal of or interest on any Revolving Note when due.

     2.5  Interest.
          --------

          (a) On Alternative Base Rate Loans.  Except as otherwise provided in
              ------------------------------
Section 4.10, each Alternative Base Rate Loan shall bear interest at an annual rate equal to the Alternative Base Rate as in effect from time to time while such Alternative Base Rate Loan is outstanding.

          (b) On Eurodollar Rate Loans.  Except as otherwise provided in Section
              ------------------------
4.10, each Eurodollar Rate Loan shall bear interest for each Interest Period at an annual rate equal to the sum of the Eurodollar Rate for such Interest Period plus the Eurodollar Rate Applicable Margin.

          (c) Eurodollar Rate Applicable Margin.  The Eurodollar Rate Applicable
              ---------------------------------
Margin with respect to any Loan outstanding under the Commitment shall be the interest rate margin determined by the Administrative Agent based upon the Leverage Ratio for the most recent fiscal quarter end, effective as of the second (2/nd/) Business Day after the financial statements referred to in
Section 6.4(b) hereof are required to be delivered by the Borrower to the Administrative Agent, expressed as a per annum rate of interest as follows:

                                                                Eurodollar Rate
                      Leverage Ratio                           Applicable Margin
--------------------------------------------------------------------------------

Greater than or equal to 2.0 to 1                                         0.450%
Greater than or equal to 1.5 to 1 but less than 2.0 to 1                  0.350%
Greater than or equal to 1.0 to 1 but less than 1.5 to 1                  0.280%
Less than 1.0 to 1                                                        0.270%

     In the event that the Borrower fails to timely provide the financial statements referred to above in accordance with the terms of Section 6.4(b) hereof, and without prejudice to any additional rights under Section 10.3 hereof, no adjustment of the Eurodollar Rate Applicable Margin shall occur until the actual delivery of such statements.

          (d) Interest Payment Dates.  The Borrower shall pay all accrued
              ----------------------
interest on each Loan in arrears on each Interest Payment Date with respect thereto.

     2.6  Requests for Loans.  The Borrower shall give to the Administrative
          ------------------
Agent written notice in the form of Exhibit B hereto (or telephonic notice
                                    ---------
confirmed in a writing in the form of Exhibit C hereto) of each Loan
                                      ---------
requested hereunder (a "Loan Request") no later than (a) 11:00 a.m. (Dallas
                        ------------
time) on the proposed Drawdown Date of any Alternative Base Rate Loan and (b) three (3) Eurodollar Business Days prior to the proposed Drawdown Date of any Eurodollar Rate Loan. Each such notice shall specify (i) the principal amount of the Loan requested, (ii) the proposed Drawdown Date of such Loan, (iii) the Type of such Loan, and (iv) the Interest Period for such Loan if such Loan is a Eurodollar Rate Loan. Promptly upon receipt of any such Loan Request, the Administrative Agent shall notify each of the Banks thereof. Each Loan Request shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept the Loan requested from the Banks on the proposed Drawdown Date. Each Loan Request shall be in a minimum aggregate amount of $10,000,000 or in an integral multiple of $1,000,000 in excess thereof.

     2.7  Conversion Options.
          ------------------

          (a) Conversion to Eurodollar Rate Loan. The Borrower may elect from
              ----------------------------------
time to time, subject to Section 2.9, to convert any outstanding Alternative Base Rate Loan to a Eurodollar Rate Loan, provided that (i) the Borrower shall
                                          --------
give the Administrative Agent at least three (3) Eurodollar Business Days' prior written notice of such election; and (ii) no Alternative Base Rate Loan may be converted into a Eurodollar Rate Loan when any Default has occurred and is continuing. The Administrative Agent shall notify the Banks promptly of any such notice. On the date on which such conversion is being made, each Bank shall take such action as is necessary to transfer its Commitment Percentage of such Loans to its Eurodollar Lending Office. All or any part of outstanding Alternative Base Rate Loans may be converted into a Eurodollar Rate Loan as provided herein, provided that any partial conversion shall be in an aggregate principal amount of $1,000,000 or an integral multiple of $1,000,000 in excess thereof.

       (b)  Continuation of Type of Loan.
            ----------------------------

            (i) All Alternative Base Rate Loans shall continue as Alternative Base Rate Loans until converted into Eurodollar Rate Loans as provided in
Section 2.7(a).

            (ii) Any Eurodollar Rate Loan may, subject to Section 2.9, be continued, in whole or in part, as a Eurodollar Rate Loan upon the expiration of the Interest Period with respect thereto, provided that (A) the Borrower shall give the Administrative Agent at least three (3) Eurodollar Business Days' prior written notice of such election; (B) no Eurodollar Rate Loan may be continued as such when any Default has occurred and is continuing, but shall be automatically converted to an Alternative Base Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Default; and (iii) any partial continuation of a Eurodollar Rate Loan shall be in an aggregate principal amount of $1,000,000 or an integral multiple of $1,000,000 in excess thereof.

            (iii) If the Borrower shall fail to give any notice of continuation of a Eurodollar Rate Loan as provided under this Section 2.7(b), the Borrower shall be deemed to have requested a conversion of the affected Eurodollar Rate Loan to an Alternative Base Rate Loan on the last day of the then current Interest Period with respect thereto.

            (iv) The Administrative Agent shall notify the Banks promptly when any such continuation or conversion contemplated by this Section 2.7(b) is scheduled to occur. On the date on which any such continuation or conversion is to occur, each Bank shall take such action as is necessary to transfer its Commitment Percentage of such Loans to its Domestic Lending Office or its Eurodollar Lending Office as appropriate.

       (c) Conversion Requests.  All notices of the conversion or continuation
           -------------------
of a Loan provided for in this Section 2.7 shall be in writing in the form of Exhibit D hereto (or shall be given by telephone and confirmed by a writing in
---------
the form of Exhibit E hereto).  Each such notice shall specify (i) the principal
            ---------
amount and Type of the Loan subject thereto, (ii) the date on which the current Interest Period of such Loan ends if such Loan is a Eurodollar Rate Loan, and
(iii) the new Interest Period for such Loan if such Loan is a Eurodollar Rate Loan. Promptly upon receipt of any such notice, the Administrative Agent shall notify each of the Banks thereof. Each such notice shall be irrevocable and binding on the Borrower.

     2.8  Funds for Loans.
          ---------------

          (a) Funding Procedures.  Not later than 2:00 p.m. (Dallas time) on the
              ------------------
proposed Drawdown Date of any Loans, each of the Banks will make available to the Administrative Agent, at its Head Office, in immediately available funds, the amount of such Bank's Commitment Percentage of the amount of the requested Loans. Upon receipt from each Bank of such amount, and upon receipt of the documents required by Section 9 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Administrative Agent will make available to the Borrower the aggregate amount of such Loans made available to the Administrative Agent by the Banks. The failure or refusal of any Bank to make available to the Administrative Agent at the aforesaid time and place on any Drawdown Date the amount of its Commitment Percentage of the requested Loans shall not relieve any other Bank from its several obligation hereunder to make available to the Administrative Agent the amount of such other Bank's Commitment Percentage of any requested Loans, but no other Bank shall be liable in respect of the failure of such Bank to make available such amount.

       (b) Advances by Administrative Agent.  The Administrative Agent may,
           --------------------------------
unless notified to the contrary by any Bank prior to a Drawdown Date, assume that such Bank has made available to the Administrative Agent on such Drawdown Date the amount of such Bank's Commitment Percentage of the Loans to be made on such Drawdown Date, and the Administrative Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Bank makes available to the Administrative Agent such amount on a date after such Drawdown Date, such Bank shall pay to the Administrative Agent on demand an amount equal to the weighted average interest rate paid by the Administrative Agent for federal funds acquired by the Administrative Agent during each day included in such period, times the amount of such Bank's Commitment Percentage of such Loans calculated on the basis of a 360-day year for the actual number of days elapsed. A statement of the Administrative Agent submitted to such Bank with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due and owing to the Administrative Agent by such Bank. If the amount of such Bank's Commitment Percentage of such Loans is not made available to the Administrative Agent by such Bank within three (3) Business Days following such Drawdown Date, the Administrative Agent shall be entitled to recover such amount from the Borrower within one (1) Business Day after demand therefor, with interest thereon at the rate per annum applicable to the Loans made on such Drawdown Date.

     2.9   Limit on Number of Eurodollar Rate Loans.  At no time shall there be
           ----------------------------------------
outstanding Eurodollar Rate Loans having more than five (5) different Interest Periods.


3.   REPAYMENT OF THE LOANS.
     ----------------------

     3.1   Maturity.  The Borrower shall pay on the Maturity Date, and there
           --------
shall become absolutely due and payable on the Maturity Date, all of the Loans outstanding on such date, together with any and all accrued and unpaid interest thereon. The Commitments shall terminate on the Maturity Date.

     3.2   Mandatory Repayments of Loans.  If at any time the sum of the
           -----------------------------
outstanding amount of the Loans exceeds the Commitment, then the Borrower shall immediately pay the amount of such excess to the Administrative Agent for application to the Loans.

     3.3   Optional Repayments of Loans.  The Borrower shall have the right, at
           ----------------------------
its election, to repay the outstanding amount of the Loans, as a whole or in part, at any time without penalty or premium, provided that any full or partial repayment of the outstanding amount of any Eurodollar Rate Loans pursuant to this Section 3.3 made on a date other than the last day of the Interest Period relating thereto shall be subject to customary breakage charges as provided in
Section 4.9. The Borrower shall give the Administrative Agent, no later than 10:00 a.m. (Dallas time) at least one (1) Business Day's prior written notice, of any proposed repayment pursuant to this Section 3.3 of Alternative Base Rate Loans, and three (3) Eurodollar Business Days' notice of any proposed repayment pursuant to this Section 3.3 of Eurodollar Rate Loans, in each case, specifying the proposed date of payment of Loans and the principal amount to be paid. Each such partial repayment of the Loans shall be in an amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof, shall be accompanied by the payment of accrued interest on the principal repaid to the date of payment, and shall be applied, in the absence of instruction by the Borrower, first to the principal of Alternative Base Rate Loans and then to the principal of Eurodollar Rate Loans (in inverse order of the last days of their respective Interest Periods). Each partial repayment shall be allocated among the Banks, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Bank's Loans, with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion. Any amounts repaid under this
Section 3.3 may be reborrowed prior to the Maturity Date as provided in Section 2.6, subject to the conditions of Section 9.

4.   CERTAIN GENERAL PROVISIONS.
     --------------------------

     4.1   Application of Payments.
           -----------------------

           (a) Except as otherwise provided in this Agreement, all payments in respect of any Loan shall be applied first to accrued and unpaid interest on such Loan and second to the outstanding principal of such Loan.

           (b) If, at any time that a Default or Event of Default exists, the Administrative Agent receives from the Borrower (or obtains funds for the account of the Borrower, whether in connection with the enforcement of rights under the Loan Documents or otherwise) less than the aggregate outstanding amount of all Obligations hereunder, the Administrative Agent shall apply such amounts in the following order of priority:

           First, to the payment of, or (as the case may be) the reimbursement
           -----
of the Administrative Agent for or in respect of all costs, expenses, disbursements, and losses that shall have been incurred or sustained by the Administrative Agent in connection with the collection of such monies by the Administrative Agent, for the exercise, protection, or enforcement by the Administrative Agent of all or any of the rights, remedies, powers, and privileges of the Administrative Agent under this Agreement or any of the other Loan Documents, or in support of any provision of adequate indemnity to the Administrative Agent against any taxes or Liens that by Government Mandate shall have, or may have, priority over the rights of the Administrative Agent to such monies;

           Second, to the satisfaction of any costs or expenses or other amounts
           ------
required to be paid by the Borrower under this Agreement not otherwise specified in this Section 4.1(b);

           Third, to the satisfaction of any accrued and unpaid fees hereunder;
           -----

           Fourth, to the satisfaction of any accrued and unpaid interest on any
           ------
Loans;

           Fifth, to the satisfaction of any outstanding principal amount of any
           -----
Loans; and

           Sixth, the excess, if any, shall be returned to the Borrower or to
           -----
such other Persons as are entitled thereto.

     4.2   Funds for Payments.
           ------------------

           (a) Payments to Administrative Agent.  All payments of principal,
               --------------------------------
interest, facility fees and any other amounts due hereunder or under any of the other Loan Documents shall be made to the Administrative Agent, for the respective accounts of the Banks and the Administrative Agent, at the Administrative Agent's Head Office or at such other location that the Administrative Agent may from time to time designate, in each case in immediately available funds.

           (b) No Offset.  All payments by the Borrower hereunder and under any
               ---------
of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions, or conditions of any nature now or hereafter imposed or levied by any Government Authority unless the Borrower is compelled by Government Mandate to make such deduction or withholding. If any such obligation is imposed upon the Borrower with respect to any amount payable by it hereunder or under any of the other Loan Documents (other than with respect to taxes on the income or profits of any Bank or the Administrative Agent), the Borrower will pay to the Administrative Agent, for the account of the Banks or (as the case may be) the Administrative Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Banks or the Administrative

Agent to receive the same net amount which the Banks or the Administrative Agent would have received on such due date had no such obligation been imposed upon the Borrower. The Borrower will deliver promptly to the Administrative Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder or under such other Loan Document. If a refund is received (either in cash or by means of a credit against future tax obligations) by the Administrative Agent or any Bank in respect of an amount previously paid by the Borrower pursuant to the immediately preceding sentence as determined solely by the Administrative Agent or such Bank, such refund shall be promptly paid over to the Borrower; provided,
                                                                       --------
however, in no event shall the Borrower have any right to receive or review tax
-------
returns of any Bank or the Administrative Agent. Any Bank that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes agrees to provide to the Borrower on or prior to the Closing Date two original signed copies of Internal Revenue Service Form 4224 or Form 1001 certifying to such Bank's entitlement to an exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Revolving Note and from time to time upon the reasonable written request of the Borrower after the Closing Date, such Bank will provide to the Borrower two original signed copies of Internal Revenue Service Form 4224 or Form 1001 (or any successor forms) certifying to such Bank's entitlement to an exemption from, or reduction in, United States withholding tax with respect to payments to be made under this Agreement and under any Revolving Note.

      4.3   Computations.  All computations of interest with respect to
            ------------
Alternative Base Rate Loans shall be based on a year of 365 days and paid for the actual number of days elapsed. All computations of interest with respect to Eurodollar Rate Loans shall be based on a year of 360 days and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "Interest Period" with respect to Eurodollar Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension.

      4.4   Inability to Determine Eurodollar Rate.  In the event, prior to the
            --------------------------------------
commencement of any Interest Period relating to any Eurodollar Rate Loan, the Administrative Agent shall determine that adequate and reasonable methods do not exist for ascertaining the Eurodollar Rate that would otherwise determine the rate of interest to be applicable to any Eurodollar Rate Loan during any Interest Period, the Administrative Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrower and the Banks) to the Borrower and the Banks. In such event (a) any Loan Request or Conversion Request with respect to Eurodollar Rate Loans shall be automatically withdrawn and shall be deemed a request for Alternative Base Rate Loans, (b) each Eurodollar Rate Loan will automatically, on the last day of the then current Interest Period relating thereto, become an Alternative Base Rate Loan, and (c) the obligations of the Banks to make Eurodollar Rate Loans shall be suspended until the Administrative Agent determines that the circumstances giving rise to such suspension no longer exist, whereupon the Administrative Agent shall so notify the Borrower and the Banks.

      4.5   Illegality.  Notwithstanding any other provisions herein, if any
            ----------
present or future Government Mandate shall make it unlawful for any Bank to make or maintain Eurodollar Rate Loans, such Bank shall forthwith give notice of such circumstances to the Borrower and the other Banks and thereupon (a) the commitment of such Bank to make Eurodollar Rate Loans or convert

Alternative Base Rate Loans to Eurodollar Rate Loans shall forthwith be suspended, and (b) such Bank's Loans then outstanding as Eurodollar Rate Loans, if any, shall be converted automatically to Alternative Base Rate Loans on the last day of each then existing Interest Period applicable to such Eurodollar Rate Loans or within such earlier period after the occurrence of such circumstances as may be required by Government Mandate. The Borrower shall promptly pay the Administrative Agent for the account of such Bank, upon demand by such Bank, any additional amounts necessary to compensate such Bank for any costs incurred by such Bank in making any conversion in accordance with this
Section 4.5 other than on the last day of an Interest Period, including any interest or fees payable by such Bank to lenders of funds obtained by it in order to make or maintain its Eurodollar Rate Loans hereunder.

      4.6   Additional Costs.  If any present or future applicable Government
            ----------------
Mandate (whether or not having the force of law), shall:

            (a) subject any Bank or the Administrative Agent to any tax, levy, impost, duty, charge, fee, deduction, or withholding of any nature with respect to this Agreement, the other Loan Documents, such Bank's Commitment, or the Loans (other than taxes based upon or measured by the income or profits of such Bank or the Administrative Agent), or

            (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Bank of the principal of or the interest on any Loans or any other amounts payable to any Bank or the Administrative Agent under this Agreement or the other Loan Documents, or

            (c) impose, increase, or render applicable (other than to the extent specifically provided for elsewhere in this Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy, or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or commitments of an office of any Bank, or

            (d) impose on any Bank or the Administrative Agent any other conditions or requirements with respect to this Agreement, the other Loan Documents, the Loans, such Bank's Commitment, or any class of loans or commitments of which any of the Loans or such Bank's Commitment forms a part, and the result of any of the foregoing is:

                (i) to increase by an amount deemed by such Bank to be material to the cost to any Bank of making, funding, issuing, renewing, extending, or maintaining any of the Loans or such Bank's Commitment, or

                (ii) to reduce, by an amount deemed by such Bank or the Administrative Agent, as the case may be, to be material, the amount of principal, interest, or other amount payable to such Bank or the Administrative Agent hereunder on account of such Bank's Commitment or any of the Loans, or

                (iii) to require such Bank or the Administrative Agent to make any payment that, but for such conditions or requirements described in clauses (a) through (d), would not be payable hereunder, or forego any interest or other sum that, but for such conditions or requirements described in clauses (a) through (d), would be payable to such Bank or the Administrative Agent hereunder, in any case the amount of which payment or foregone interest or other sum is deemed by such Bank or the Administrative Agent, as the case may be, to be material and is calculated by reference to the gross amount of any sum receivable or deemed received by such Bank or the Administrative Agent from the Borrower hereunder, then, and in each such case, (x) the Borrower will, upon demand made by such Bank or (as the case may be) the Administrative Agent at any time and from time to time (such demand to be made in any case not later than the first to occur of (A) the date one hundred and eighty (180) days after such event described in clause (i), (ii), or (iii) giving rise to such demand, and (B) the date ninety
(90) days after both the payment in full of all outstanding Loans and termination of the Commitments) and as often as the occasion therefor may arise, pay to such Bank or the Administrative Agent such additional amounts as will be sufficient to compensate such Bank or the Administrative Agent for such additional cost, reduction, payment, foregone interest, or other sum, (y) the Borrower shall be entitled, upon notice to the Administrative Agent and each Bank given within ninety (90) days of any demand by a Bank under clause (x), to repay in cash in full all, but not less than all, of the Loans of such Bank, together with all accrued and unpaid interest on such Loans and any other amounts owing to such Bank under the Loan Documents and terminate (in full and not in part) such Bank's Commitment, and, (z) in the event the Borrower elects to repay the Loans of any Bank under clause (y), each other Bank shall be entitled, by notice to the Administrative Agent and the Borrower given within forty-five (45) days after receipt of the notice referred to in clause (y), to require the Borrower to repay in cash in full, within forty-five (45) days of such notice under this clause (z), all, but not less than all, of the Loans of such other Bank, together with all accrued and unpaid interest on such Loans and any other amounts owing to such other Bank under the Loan Documents. Subject to the terms specified above in this Section 4.6, the obligations of the Borrower under this Section 4.6 shall survive repayment of the Loans and termination of the Commitments.

      4.7   Capital Adequacy.  If after the date hereof any Bank or the
            ----------------
Administrative Agent determines that (a) the adoption of or change in any Government Mandate (whether or not having the force of law) regarding capital requirements for banks or bank holding companies or any change in the interpretation or application thereof by any applicable Government Authority with appropriate jurisdiction, or (b) compliance by such Bank or the Administrative Agent, or any corporation controlling such Bank or the Administrative Agent, with any Government Mandate (whether or not having the force of law) has the effect of reducing the return on such Bank's or the Administrative Agent's commitment with respect to any Loans to a level below that which such Bank or the Administrative Agent could have achieved but for such adoption, change, or compliance (taking into consideration such Bank's or the Administrative Agent's then existing policies with respect to capital adequacy and assuming full utilization of such Entity's capital) by any amount reasonably deemed by such Bank or (as the case may be) the Administrative Agent to be material, then such Bank or the Administrative Agent may notify the Borrower of such fact. To the extent that the amount of such reduction in the return on capital is not reflected in the Alternative Base Rate, (x) the Borrower shall pay such Bank or (as the case may be) the Administrative Agent for the amount of such reduction in the return on capital as and when such reduction is determined upon presentation by such Bank or (as the case may be) the Administrative Agent of a certificate in accordance with Section 4.8 hereof (but in any case not later than the first to occur of (I) the date one hundred and eighty (180) days after such adoption, change, or compliance causing such reduction, and (II) as to adoptions of or changes in Government Mandates occurring prior to the repayment of the Loans and the termination of the Commitment the date ninety (90) days after both the payment in full of all outstanding Loans and termination of the Commitments), (y) the Borrower shall be entitled, upon notice to the Administrative Agent and each Bank given within ninety (90) days of any notice by such Bank under the next preceding sentence, to repay in cash in full all, but not less than all, of the Loans of such Bank, together with all accrued and unpaid interest on such Loans and any other amounts owing to such Bank under the Loan Documents and terminate (in full and not in part) such Bank's Commitment, and, (z) in the event the Borrower elects to repay the Loans of any Bank under clause (y), each other Bank shall be entitled, by notice to the Administrative Agent and the Borrower given within forty-five (45) days after receipt of the notice referred to in clause (y), to require the Borrower to repay in cash in full, within forty-five (45) days of the notice under this clause (z), all, but not less than all, of the Loans of such other Bank, together with all accrued and unpaid interest on such Loans and any other amounts owing to such other Bank under the Loan Documents. Each Bank shall allocate such cost increases among its customers in good faith and on an equitable basis. Each Bank will use reasonable efforts (subject to overall policy considerations of such Bank) to avoid or mitigate any increased cost or obligation to prepay arising under this Section to the greatest extent practicable (including transferring its Loans to another lending office or affiliate of the Bank) unless, in the opinion of the Bank, such efforts would be likely to result in the Bank (or its lending office or affiliate) suffering a material economic, legal or regulatory disadvantage, and provided, further, that nothing in this sentence shall affect or postpone the Borrower's obligations hereunder, or any of the Bank's rights hereunder. Subject to the terms specified above in this Section 4.7, the obligations of the Borrower under this Section 4.7 shall survive repayment of the Loans and termination of the Commitments.

      4.8   Certificate.  A certificate setting forth any additional amounts
            -----------
payable pursuant to Section 4.6 or Section 4.7 and a brief explanation of such amounts which are due and in reasonable detail the basis of the calculation and allocation thereof, submitted by any Bank or the Administrative Agent to the Borrower, shall be conclusive evidence, absent manifest error, that such amounts are due and owing.

      4.9   Indemnity.  The Borrower shall indemnify and hold harmless each Bank
            ---------
from and against any loss, cost, or expense (excluding loss of anticipated profits) that such Bank may sustain or incur as a consequence of (a) default by the Borrower in payment of the principal amount of or any interest on any Eurodollar Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain its Eurodollar Rate Loans, (b) default by the Borrower in making a borrowing or conversion after the Borrower has given (or is deemed to have given) a Loan Request or a Conversion Request; or (c) except as otherwise expressly provided in Section 3.3, the making of any payment of a Eurodollar Rate Loan or the making of any conversion of any such Loan to an Alternative Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain any such Loans.
The obligations of the Borrower under this Section 4.9 shall survive repayment of the Loans and termination of the Commitments.

      4.10 Interest After Event of Default.  All amounts outstanding under the
           -------------------------------
Loan Documents that are not paid when due, including all overdue principal and (to the extent permitted by applicable Government Mandate) interest and all other overdue amounts (after giving effect to any applicable grace period), shall to the extent permitted by applicable Government Mandate bear interest until such amount shall be paid in full (after as well as before judgment) at a rate per annum equal to two percent (2%) above the Alternative Base Rate. Any interest accruing under this section on overdue principal or interest shall be due and payable upon demand.

      4.11  Special Banks.  Unless the Majority Banks seek indemnification,
            -------------
payment, or reimbursement under, or invoke the provisions of, Section 4.5, 4.6 or 4.7, if the Borrower is obligated to pay to the Administrative Agent or any Bank any amount under said Sections, the Borrower may, at its option, so long as no Default or Event of Default then exists, (x) subject to Section 4.9 hereof, repay the outstanding Loans in favor of such Bank, which repayment shall be allocated solely to Loans in favor of such Bank, and in the event of such repayment, such Bank shall cease to be a Bank under this Agreement and the Total Commitment hereunder shall be reduced by the amount of the Commitment of such Bank (and the Commitment Percentages of the remaining Banks shall be recalculated accordingly), or (y) replace such Bank with a new Bank reasonably acceptable to the Administrative Agent, and such Bank hereby agrees to be so replaced subject to the following:

            (a) The obligations of the Borrower hereunder to the Bank to be replaced (including such increased or additional costs incurred from the date of notice to the Borrower of such increase or additional costs through the date such Bank is replaced hereunder) shall be paid in full to such Bank concurrently with such replacement;

            (b) The replacement Bank shall be a Bank that is not subject to the increased costs arising under such Sections which may have effectuated the Borrower's election to replace any Bank hereunder;

            (c) Each such replacement Bank shall execute and deliver to the Administrative Agent such documentation reasonably satisfactory to the Administrative Agent pursuant to which such Bank is to be come a party hereto with a Commitment equal to that of the Bank being replaced and shall make a Loan or Loans in the aggregate principal amount equal to the aggregate outstanding principal amount of the Loan or Loans of the Bank being replaced;

            (d) Upon such execution of such documents referred to in clause (c) and repayment of the amounts referred to in clause (a), the replacement Bank shall be a Bank with a Commitment as specified hereinabove and the Bank being replaced shall cease to be a Bank hereunder, except with respect to indemnification provisions under this Agreement, which shall survive as to such replaced Bank; and

            (e) The Administrative Agent shall reasonably cooperate in effectuating the replacement of any Bank hereunder, but at no time shall the Administrative Agent be obligated to initiate any such replacement; and

            (f) Any Bank replaced hereunder shall be replaced at the Borrower's sole cost and expense and at no cost or expense to the Administrative Agent.

5.   REPRESENTATIONS AND WARRANTIES.
     ------------------------------

     The Borrower represents and warrants to the Banks and the Administrative Agent as follows:

     5.1   Partnership or Corporate Authority.
           ----------------------------------

           (a) Organization; Good Standing.  Each of the Borrower, its
               ---------------------------
Subsidiaries, and PGP (i) is a limited partnership, general partnership or corporation, as the case may be, and (with respect to any limited partnership or corporation) is duly organized, validly existing, and in good standing under the laws of its state of organization, (ii) has all requisite partnership or corporate power to own its material properties and conduct its material business as now conducted and as presently contemplated, and (iii) is in good standing as a foreign corporation or partnership, as the case may be, and is duly authorized to do business in each jurisdiction where it owns or leases properties or conducts any business so as to require such qualification except where a failure to be so qualified would not be likely to have a Material Effect.

           (b) Authorization.  The execution, delivery, and performance of this
               -------------
Agreement and the other Loan Documents to which the Borrower, any of its Subsidiaries, or PGP is or is to become a party and the transactions contemplated hereby and thereby (i) are within the partnership or corporate power of each such Entity, (ii) have been duly authorized by all necessary partnership or corporate proceedings on behalf of each such Entity, (iii) do not conflict with or result in any breach or contravention of any Government Mandate to which any such Entity is subject, except where such conflict, breach or contravention would not be likely to have a Material Effect (iv) do not conflict with or violate any provision of the corporate charter or bylaws or the limited or general partnership certificate or agreement, as the case may be, of any such Entity, and (v) do not violate, conflict with, constitute a default or event of default under, or result in any rights to accelerate or modify any obligations under any Contract to which any such Entity is party or subject, or to which any of its respective assets are subject, except where such violation, conflict, default, event of default or right to accelerate or modify any obligations under any Contract would not be likely to have a Material Effect.

           (c) Enforceability.  The execution and delivery of this Agreement and
               --------------
the other Loan Documents to which the Borrower, any of its Subsidiaries, or PGP is or is to become a party will result in valid and legally binding obligations of such Person enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium, or other laws relating to or affecting generally the enforcement of creditors' rights and by general principles of equity, regardless of whether enforcement is sought in a Proceeding in equity or at law.

           (d) Equity Securities.  As of the Closing Date, PGP and Holdings are
               -----------------
the only general partners of the Borrower, and subsequent to the Closing Date, PGP, Holdings and such additional general partners as have been previously disclosed to the Administrative Agent and the Banks in writing are the only general partners of the Borrower. As of the Closing Date, PGP is the sole general partner of Holdings and PGP will be the only general partner of Holdings as of any subsequent date except for any other general partner of Holdings that has been disclosed by the Borrower to the Administrative Agent and the Banks in writing. As of the Closing Date, the ownership of the Equity Securities of the Borrower and PGP is set forth on
Schedule 5.1(d), and subsequent to the Closing Date, the ownership of the Equity
---------------
Securities of PGP is as set forth on Schedule 5.1(d) unless otherwise disclosed
                                     ---------------
to the Administrative Agent and the Banks in writing. As of the Closing Date, except as set forth on Schedule 5.1(d), neither the Borrower nor PGP nor
                       ---------------
Holdings has agreed, committed, or otherwise obligated itself to authorize or issue any Equity Securities. All of the outstanding Equity Securities of the Borrower are validly issued, fully paid, and non-assessable.

      5.2   Governmental Approvals.  The execution, delivery, and performance by
            ----------------------
the Borrower, its Subsidiaries, and PGP of this Agreement and the other Loan Documents to which the Borrower, any of its Subsidiaries, or PGP is or is to become a party and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any Government Authority other than those already obtained and set forth on Schedule 5.2.
                                                   ------------

      5.3   Liens; Leases.  The assets of the Borrower are subject to no Liens
            -------------
except Permitted Liens. Each of the Borrower and its Subsidiaries enjoys quiet possession under all leases relating to Real Estate or personal property to which it is party as a lessee, except where such failure to have quiet possession or be Fully Effective would not have a Material Effect.

      5.4   Financial Statements.  There has been furnished to the
            --------------------
Administrative Agent and each of the Banks (a) a consolidated balance sheet of the Borrower as at December 31, 1997, December 31, 1996 and December 31, 1995, and a consolidated statement of income and cash flow of the Borrower for the fiscal year then ended, certified by the Borrower's independent certified public accountants, and (b) unaudited consolidated balance sheets of the Borrower as at March 31, 1997, June 30, 1997, and September 30, 1997 and consolidated statements of income and of cash flow of the Borrower for the respective fiscal periods then ended and as set forth in the Borrower's Quarterly Reports on Form 10-Q for such fiscal quarters. With respect to the financial statements prepared in accordance with clause (a) above, such balance sheet and statement of income have been prepared in accordance with GAAP, and present fairly in all material respects the financial position of the Borrower and its Subsidiaries as at the close of business on the respective dates thereof and the results of operations of the Borrower and its Subsidiaries for the fiscal periods then ended; or, in the case of the financial statements referred to in clause (b), have been prepared in accordance with Rule 10-01 of Regulation S-X of the Securities and Exchange Commission, and contain all adjustments necessary for a fair presentation of (i) the results of operations of the Borrower for the periods covered thereby, (ii) the financial position of the Borrower at the date thereof, and (iii) the cash flows of the Borrower for periods covered thereby (subject to year-end adjustments). There are no contingent liabilities of the Borrower or its Subsidiaries as of such dates involving material amounts, known to the executive management of the Borrower that (x) should have been disclosed in said balance sheets or the related notes thereto in accordance with GAAP and the rules and regulations of the Securities and Exchange Commission, and (y) were not so disclosed.

      5.5   No Material Changes.  Except as set forth on Schedule 5.5, no change
            -------------------                          ------------
in the Business of the Borrower and its Subsidiaries, taken as a whole, has occurred since December 31, 1996 that has resulted in a Material Effect.

      5.6   Permits.  The Borrower and its Subsidiaries have all Permits
            -------
necessary or appropriate for them to conduct their Business, except where the failure to have such Permits would not be likely to have a Material Effect. All of such Permits are in full force and effect. Without limiting the foregoing, the Borrower is duly registered as an "investment adviser" under the Investment Advisers Act of 1940 and under the applicable laws of each state in which such registration is required in connection with the investment advisory business of the Borrower and in which the failure to obtain such registration would be likely to have a Material Effect; PIMCO Funds Distributors LLC is duly registered as a "broker/dealer" under the Securities Exchange Act of 1934 and under the securities or blue sky laws of each state in which such registration is required in connection with the business conducted by PIMCO Funds Distributors LLC and where a failure to obtain such registration would be likely to have a Material Effect, and is a member in good standing of the National Association of Securities Dealers, Inc.; no Proceeding is pending or threatened with respect to the suspension, revocation, or termination of any such registration or membership, and the termination or withdrawal of any such registration or membership is not contemplated by the Borrower or PIMCO Funds Distributors LLC except, only with respect to registrations by the Borrower and PIMCO Funds Distributors LLC required under state law, as would not be likely to have a Material Effect.

      5.7   Litigation.  Except as disclosed on Schedule 5.7 hereto as of the
            ----------                          ------------
Closing Date, or as disclosed to the Administrative Agent and the Banks in writing with respect to any subsequent date, there is no Proceeding of any kind pending against the Borrower, any of its Subsidiaries, or PGP with an amount in controversy exceeding the Material Amount. None of such Proceedings (a) is reasonably likely to, either in any case or in the aggregate, have a Material Effect, or (b) questions the validity of this Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

      5.8   Material Contracts.  Except as would not be likely to have a
            ------------------
Material Effect, each Contract to which any of the Borrower and its Subsidiaries is party or subject, or by which any of their respective assets are bound (including investment advisory contracts and investment company distribution plans) (a) is Fully Effective, (b) is not subject to any default or event of default with respect to the Borrower, any of its Subsidiaries or, to the best knowledge of the executive management of the Borrower, any other party, (c) is not subject to any notice of termination given or received by the Borrower or any of its Subsidiaries, and (d) is, to the best knowledge of the executive management of the Borrower, the legal, valid, and binding obligation of each party thereto other than the Borrower and its Subsidiaries enforceable against such parties according to its terms.

      5.9   Compliance with Other Instruments, Laws.  None of the Borrower, its
            ---------------------------------------
Subsidiaries, or PGP is in violation of or default under (a) any provision of its certificate of incorporation or by-laws, or its certificate of limited partnership or agreement of limited or general partnership, as the case may be,
(b) except for the Note Agreement, any Contract to which it is or may be subject or by which it or any of its properties are or may be bound, or (c) any Government Mandate, including Government Mandates relating to occupational safety and employment matters, except (with respect to subsections (b) and (c)), in any case, where such violation or default would not be likely to have a Material Effect.

      5.10  Tax Status.  The Borrower and its Subsidiaries (a) have made or
            ----------
filed all federal and state income and all other tax returns, reports, and declarations required by any Government Authority to which any of them is subject, except where the failure to make or file the same would not be likely to have a Material Effect, (b) have paid all taxes and other governmental assessments and charges due, except those being contested in good faith and by appropriate Proceedings or those where a failure to pay is not reasonably likely to have a Material Effect, and (c) have set aside on their books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports, or declarations apply. There are no unpaid taxes in any material amount claimed to be due from the Borrower or any of its Subsidiaries by any Government Authority, and the executive management of the Borrower knows of no basis for any such claim.

      5.11    No Event of Default.  No Default has occurred and is continuing.
              -------------------

      5.12    Holding Company and Investment Company Acts.  Neither the Borrower
              -------------------------------------------
nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935. Neither the Borrower nor any of its Subsidiaries is an "investment company", as such term is defined in the 1940 Act, required to be registered in accordance with such Act.

      5.13    Insurance.  The Borrower and its Subsidiaries maintain insurance
              ---------
with financially sound and reputable insurers in such coverage amounts, against such risks, with such deductibles and upon such other terms, or are self-insured in respect of such risks (with appropriate reserves to the extent required by GAAP), as is reasonable and customary for firms engaged in businesses similar to those of the Borrower and its Subsidiaries. All policies of insurance maintained by the Borrower or its Subsidiaries are Fully Effective. All premiums due on such policies have been paid or accrued on the books of the Borrower or its Subsidiaries, as appropriate.

      5.14    Certain Transactions.  Except in connection with (a) the PGP
              --------------------
Refinancing, (b) transactions occurring in the ordinary course of business, (c) transactions between the Borrower and Holdings authorized pursuant to the Amended and Restated Operating Agreement dated as of January 1, 1998 by and between Holdings and the Borrower, so long as PGP shall remain the sole general partner of Holdings, (d) transactions with a Public General Partner that was formerly a limited partner of the Borrower, and (e) transactions occurring on fair and reasonable terms no less favorable to the Borrower and its Subsidiaries taken as a whole than would be obtained in comparable arms' length transactions with Persons that are not Affiliates of the Borrower or its Subsidiaries, none of the officers, directors, partners, or employees of the Borrower or any of its Subsidiaries, or, to the knowledge of the executive management of the Borrower, any Entity (other than a Subsidiary) in which any such officer, director, partner, or employee has a substantial interest or is an officer, director, trustee, or partner, is at present a party to any transaction with the Borrower or any of its Subsidiaries (other than for or in connection with services as officers, directors, partners, or employees, as the case may be), including any Contract providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director, partner, employee, or Entity.

      5.15    Employee Benefit Plans.
              ----------------------

              (a) In General.  Set forth on Schedules Schedule 5.15 is a list of
                  ----------                -----------------------
each Employee Benefit Plan and Multiemployer Plan of the Borrower and its Subsidiaries as of the Closing Date. After the Closing Date, any additional Employee Benefit or Multiemployer Plan shall be disclosed to the Administrative Agent in writing. Each Employee Benefit Plan has been maintained and operated in compliance in all material respects with the provisions of ERISA and, to the extent applicable, the

Code, including the provisions thereunder respecting prohibited transactions, except where the failure to so comply would not be likely to have a Material Effect.

          (b) Terminability of Welfare Plans.  Under each Employee Benefit Plan
              ------------------------------
which is an employee welfare benefit plan within the meaning of (S)3(1) or
(S)3(2)(B) of ERISA, no benefits are due unless the event giving rise to the benefit entitlement occurs prior to plan termination (except as required by Title I, Part 6 of ERISA). The Borrower or an ERISA Affiliate, as appropriate, may terminate each such Plan at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) in the discretion of the Borrower or such ERISA Affiliate without liability to any Person, except as would not be likely to have a Material Effect.

          (c) Guaranteed Pension Plans.  Each contribution required to be made
              ------------------------
to a Guaranteed Pension Plan, whether required to be made to avoid the incurrence of an accumulated funding deficiency, the notice or lien provisions of (S)302(f) of ERISA, or otherwise, has been timely made. No waiver of an accumulated funding deficiency or extension of amortization periods has been received with respect to any Guaranteed Pension Plan. No liability to the PBGC (other than required insurance premiums, all of which have been paid) has been incurred by the Borrower or any ERISA Affiliate with respect to any Guaranteed Pension Plan and there has not been any ERISA Reportable Event, or any other event or condition which presents a material risk of termination of any Guaranteed Pension Plan by the PBGC. Based on the latest valuation of each Guaranteed Pension Plan (which in each case occurred within fifteen (15) months of the date of this representation), and on the actuarial methods and assumptions employed for that valuation, the aggregate benefit liabilities of all such Guaranteed Pension Plans within the meaning of (S)4001 of ERISA did not exceed the aggregate value of the assets of all such Guaranteed Pension Plans by more than $10,000,000, disregarding for this purpose the benefit liabilities and assets of any Guaranteed Pension Plan with assets in excess of benefit liabilities.

          (d) Multiemployer Plans.  Neither the Borrower nor any ERISA Affiliate
              -------------------
has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under (S)4201 of ERISA or as a result of a sale of assets described in (S)4204 of ERISA. Neither the Borrower nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of (S)4241 or (S)4245 of ERISA or that any Multiemployer Plan intends to terminate or has been terminated under (S) 4041A of ERISA.

    5.16. Use of Proceeds; Regulations U and X.
          ------------------------------------

          (a) The proceeds of the Loans shall be used by the Borrower to refinance certain Indebtedness, for working capital and for general corporate purposes and may be used to repay the Private Placement Notes.

          (b) No portion of any Loan is to be used for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

    5.17  Environmental Compliance.  To the best of the Borrower's knowledge:
          ------------------------

          (a) none of the Borrower, its Subsidiaries, PGP, and any operator of the Real Estate or any operations thereon is in violation, or alleged violation, of any Government Mandate or Permit pertaining to environmental, safety, or public health matters, including the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability
------
Act of 1980 ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986
              ------
("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, and the Toxic
  ----
Substances Control Act (hereinafter "Environmental Laws"), which violation would
                                     ------------------
be likely to have a Material Effect;

          (b) neither the Borrower nor any of its Subsidiaries has received notice from any third party, including any Government Authority, (i) that any one of them has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a
         ---
site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B
(1986); (ii) that any hazardous waste, as defined by 42 U.S.C. (S)9601(5), any hazardous substances as defined by 42 U.S.C. (S)9601(14), any pollutant or contaminant as defined by 42 U.S.C. (S)9601(33) and any toxic substances, oil, hazardous materials, or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") that any one of them has generated,
                     --------- ----------
transported, or disposed of has been found at any site at which a Government Authority or other third party has conducted, or has ordered that other parties conduct, a remedial investigation, removal, or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named party to any Proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses, or damages of any kind whatsoever in connection with the release of Hazardous Substances; and

          (c) except as would not be likely to have a Material Effect:

                    (i) no portion of the Real Estate has been used for the handling, processing, storage, or disposal of Hazardous Substances except in accordance with applicable Environmental Laws;

                    (ii) no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Real Estate;

                    (iii) in the course of any activities conducted by any of the Borrower, its Subsidiaries, PGP, and operators of any Real Estate, no Hazardous Substances have been generated or are being used on the Real Estate except in accordance with applicable Environmental Laws;

                    (iv) there have been no releases (i.e., any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing, or dumping) or threatened releases of Hazardous Substances on, upon, into, or from the Real Estate that would have a material adverse effect on the value of the Real Estate or the environment;

                    (v) there have been no releases of Hazardous Substances on, upon, from, or into any real property in the vicinity of any of the Real Estate that (A) may have come to be located on the Real Estate through soil or groundwater contamination, and, (B) if so located, would have a material adverse effect on the value of the Real Estate or the environment; and

                    (vi) Hazardous Substances that have been generated by any of the Borrower and its Subsidiaries, or on the Real Estate by any other Person, have been transported offsite only by carriers having an identification number issued by the EPA, treated or disposed of only by treatment or disposal facilities maintaining valid Permits as required under applicable Environmental Laws, which transporters and facilities have been and are, to the best of the Borrower's knowledge, operating in compliance with such Permits and applicable Environmental Laws.

       5.18  Subsidiaries, Partnerships and Joint Ventures.  Schedules As of the
             ---------------------------------------------
Closing Date Schedule 5.18 sets forth a list of (a) each Subsidiary of the
             -------------
Borrower, (b) the number of authorized and outstanding Equity Securities of each class of each Subsidiary of the Borrower and the number and percentage thereof owned, directly or indirectly, by the Borrower, and (c) any partnership or joint venture in which the Borrower or any of its Subsidiaries is engaged with any other Person. The foregoing representation shall remain true and correct each day following the Closing Date on which this Agreement obligates the Borrower to reaffirm its representations and warranties, unless otherwise disclosed in the Borrower's Form 10-K delivered to the Administrative Agent and the Banks in accordance with Section 6.4 hereof. The Equity Securities of each Subsidiary of the Borrower are validly issued, fully paid, and non-assessable.

       5.19  Funded Debt.  Schedules Schedule 5.19 sets forth as of the
             -----------   -----------------------
Closing Date all outstanding Funded Debt of the Borrower and its Subsidiaries.

       5.20  General.  The Borrower's Annual Report on Form 10-K for the fiscal
             -------
year ended December 31, 1996, and Quarterly Reports on Form 10-Q referred to in
Section 5.4 (a) conform in all material respects to the requirements of the Securities Exchange Act of 1934, as amended, and to all applicable rules and regulations of the Securities and Exchange Commission, and (b) as amended by interim filings, do not contain an untrue statement of any material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading.

       5.21  Year 2000 Compliance.  The Borrower has (a) initiated a review and
             --------------------
assessment of all areas within its and each of its Subsidiaries' business and operations (including those affected by suppliers and vendors) that could be adversely affected by the risk that computer applications used by the Borrower or any of its Subsidiaries (or suppliers and vendors) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999 (the "Year 2000 Problem"), (b) developed a
                                           -----------------
plan and timeline for addressing the Year 2000 Problem on a timely basis, and
(c) to date, implemented that plan in accordance with that timetable. All computer applications (including those of its suppliers and vendors) that are material to the Borrower's or any of its Subsidiaries' business and operations are expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000
                                                                       ---------
Compliant"), except to the extent that such failure could not reasonably be
---------
expected to have Material Effect.

6.   AFFIRMATIVE COVENANTS OF THE BORROWER.
     -------------------------------------

     The Borrower covenants and agrees that, so long as any Loan or Revolving
Note is outstanding or any Bank has any obligation to make any Loans:

      6.1   Punctual Payment.  The Borrower will duly and punctually pay or
            ----------------
cause to be paid the principal and interest on the Loans, the facility fees and all other amounts provided for in this Agreement and the other Loan Documents to which the Borrower is party, all in accordance with the terms of this Agreement and such other Loan Documents.

      6.2   Maintenance of Office.  The Borrower will maintain its chief
            ---------------------
executive office in Newport Beach, California or at such other place in the United States of America as the Borrower shall designate upon prior written notice to the Administrative Agent, where notices, presentations, and demands to or upon the Borrower in respect of the Loan Documents may be given or made.

      6.3   Records and Accounts.  The Borrower will, and will cause each of its
            --------------------
Subsidiaries to, keep complete and accurate records and books of account.

      6.4   Financial Statements, Certificates, and Information.  The Borrower
            ---------------------------------------------------
will deliver to each of the Banks:

          (a) as soon as practicable, but in any event not later than ninety
(90) days after the end of each fiscal year of the Borrower:

              (i) the consolidated balance sheet of the Borrower as at the end of such fiscal year;

              (ii) the consolidating balance sheet of the Borrower as at the end of such fiscal year;

              (iii) the consolidated statement of income and consolidated statement of cash flows of the Borrower for such fiscal year; and

              (iv) the consolidating statement of income and consolidating statement of cash flows of the Borrower for such fiscal year.

Each of the balance sheets and statements delivered under this Section 6.4(a) shall (w) set forth in comparative form the figures for the previous fiscal year; (x) be in reasonable detail and prepared in accordance with GAAP based on the records and books of account maintained as provided in Section 6.3; (y) as to items (i) and (iii) above, be accompanied by a certification by the principal financial or accounting officer of the Borrower that the information contained in such financial statements presents fairly in all material respects the financial position of the Borrower and its Subsidiaries on the date thereof and results of operations and cash flows of the Borrower and its Subsidiaries for the periods covered thereby; and (z) as to items (i) and (iii) above, be certified, without limitation as to scope, by a firm of independent certified public accountants reasonably satisfactory to the Administrative Agent, and shall be accompanied by a written statement from such accountants to the effect that in connection with their audit of such financial statements nothing has come to their attention that caused them to believe that the Borrower has failed to comply with the terms, covenants, provisions or conditions of Section 6.3 or Section 7 of this Agreement as to accounting matters (provided that such accountants may also state that the audit was not directed primarily toward obtaining knowledge of such noncompliance), or, if such accountants shall have obtained knowledge of any such noncompliance, they shall disclose in such statement any such noncompliance;

          (b) as soon as practicable, but in any event not later than forty-five
(45) days after the end of the first three fiscal quarters of each fiscal year of the Borrower, (i) the unaudited interim consolidated balance sheet of the Borrower as at the end of such fiscal quarter, and (ii) the unaudited interim consolidated statement of income and unaudited interim consolidated statement of cash flow of the Borrower for such fiscal quarter and for the portion of the Borrower's fiscal year then elapsed, all in reasonable detail and prepared in accordance with Rule 10-01 of Regulation S-X of the Securities and Exchange Commission, together with a certification by the principal financial or accounting officer of the Borrower that, in the opinion of management of the Borrower, all adjustments necessary for a fair presentation of (A) the results of operations of the Borrower for the periods covered thereby, (B) the financial position of the Borrower at the date thereof, and (C) the cash flows of the Borrower for periods covered thereby have been made (subject to year-end adjustments);

          (c) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement certified by the principal financial officer, chief accounting officer or treasurer of the Borrower in substantially the form of Exhibit F hereto and setting forth
                                      ---------
in reasonable detail computations evidencing the Borrower's compliance with the covenants contained in Section 7.13 and (if applicable) reconciliations to reflect changes in GAAP since December 31, 1996;

          (d) promptly after the filing or mailing thereof, copies of all material of a financial nature filed with the Securities and Exchange Commission or sent to the holders of the Equity Securities of the Borrower;

          (e) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a report of the ownership of Equity Securities of the Borrower as of the end of such fiscal quarter or fiscal year; and

          (f) from time to time such other financial data and information (including accountants' management letters) as the Administrative Agent (having been requested to do so by any Bank) may reasonably request.

     6.5  Notices.
          -------

          (a) Defaults.  The Borrower will promptly after the executive
              --------
management of the Borrower (which for purposes of this section shall mean the chief executive officer, chief operating officer, chief financial officer, chief accounting officer, and general counsel of the Borrower) becomes aware thereof (and in any case within two (2) Business Days after the executive management becomes aware thereof) notify the Administrative Agent and each of the Banks in writing of the occurrence of any Default or Event of Default. If any Person shall give any notice in writing of a claimed default (whether or not constituting an Event of Default) under this Agreement or any other Contract relating to Funded Debt equal to or in excess of the Material Amount to which or with respect to which the Borrower or any of its Subsidiaries is a party or obligor, whether as principal, guarantor, surety, or otherwise, the Borrower shall forthwith give written notice thereof to the Administrative Agent and each of the Banks, describing the notice or action and the nature of the claimed default.

          (b) Environmental Events.  The Borrower will promptly give notice to
              --------------------
the Administrative Agent and each of the Banks (i) of any violation of any Environmental Law that the Borrower or any of its Subsidiaries reports in writing, or that is reportable by any such Person in writing (or for which any written report supplemental to any oral report is made) to any Government Authority, and (ii) upon becoming aware thereof, of any Proceeding, including a notice from any Government Authority of potential environmental liability, that has the potential, in the Borrower's reasonable judgement, to have a Material Effect.

          (c) Notice of Proceedings and Judgments.  The Borrower will give
              -----------------------------------
notice to the Administrative Agent and each of the Banks in writing within seven
(7) days of becoming aware of any Proceedings pending or threatened in writing affecting the Borrower or any of its Subsidiaries or to which the Borrower or any of its Subsidiaries is or becomes a party that could reasonably be expected by the Borrower to have a Material Effect (or of any material change in any such Proceedings of which the Borrower has previously given notice). Any such notice will state the nature and status of such Proceedings. The Borrower will give notice to the Administrative Agent and each of the Banks, in writing, in form and detail satisfactory to the Administrative Agent, within three (3) days of any judgment not covered by insurance, final or otherwise, against the Borrower or any of its Subsidiaries in an amount in excess of the Material Amount.

          (d) Notice of Change of Control.  In the event the Borrower obtains
              ---------------------------
knowledge of a Change of Control or an impending Change of Control, the Borrower will promptly give written notice (a "Control Change Notice") of such fact to
                                      ---------------------
the Administrative Agent and the Banks at least forty (40) days prior to any proposed Change of Control Date, (i) except to the extent the Borrower may be prohibited by U.S. securities laws from giving such a notice, in which case the Borrower shall do so as soon as may be legally permissible and (ii) except to the extent the Borrower may be prohibited by a written confidentiality covenant, in which case the Borrower shall do so as soon as it is contractually permitted and in any event not later than forty-eight (48) hours prior to such Change of Control. Any Control Change Notice shall describe the principal facts and circumstances of such Change of Control known to the Borrower in reasonable detail (including the Change of Control Date or, if the Borrower does not have knowledge of the Change of Control Date, the Borrower's best estimate of such Change of Control Date). In the event the Borrower shall not have designated the Change of Control Date in its Control Change Notice, the Borrower shall keep the Administrative Agent and the Banks informed as to any changes in the estimated Change of Control Date and shall provide written notice to the Administrative Agent and the Banks specifying the Change of Control Date promptly upon obtaining knowledge thereof.

          (e) Termination of Management Contracts.  The Borrower will promptly
              -----------------------------------
notify the Administrative Agent and the Banks of any termination of any one or more management agreements or other contracts taking place during any sixty (60) day period in respect of funds managed by the Borrower that, in the aggregate, account for $20 billion or more of the Borrower's Assets Under Management.

          (f) Year 2000 Compliance.  The Borrower will promptly notify the Banks
              --------------------
in the event the Borrower discovers or determines that any computer application (including those of its suppliers and vendors) that is material to the Borrower's or any of its Subsidiaries' business and operations will not be Year 2000 Compliant on or before September 1, 1999, except to the extent that such failure could not reasonably be expected to have a Material Effect.

          (g) Acceleration of Private Placement Notes.  The Borrower will
              ---------------------------------------
promptly notify the Banks and the Administrative Agent of any acceleration of the Private Placement Notes.


     6.6   Existence; Business; Properties.
           -------------------------------

           (a) Legal Existence.  The Borrower will, and will cause each of its
               ---------------
Subsidiaries to, do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights and franchises as a limited partnership, general partnership or corporation, as the case may be, except, with respect to existence, rights and franchises, where the failure to preserve and keep in full force and effect such existence, rights and franchises would not be likely to have a Material Effect.

           (b) Conduct of Business.  The Borrower will engage primarily in the
               -------------------
investment advisor and investment management services business and will cause each of its Subsidiaries to engage primarily in such businesses.

           (c) Maintenance of Properties.  The Borrower will, and will cause
               -------------------------
each of its Subsidiaries to, cause its properties used or useful in the conduct of its business and which are material to the Business of the Borrower and its Subsidiaries to be maintained and kept in good condition, repair, and working order and supplied with all necessary equipment, ordinary wear and tear excepted.

           (d) Status Under Securities Laws.  The Borrower shall maintain its
               ----------------------------
status as a registered "investment adviser" under (a) the Investment Advisers Act of 1940 and (b) under the laws of each state in which such registration is required in connection with the investment advisory business of the Borrower. The Borrower shall cause PIMCO Funds Distributors LLC or another Subsidiary of the Borrower to maintain its status as a registered "broker/dealer" under the Securities Exchange Act of 1934 and under the laws of each state in which such registration is required in connection with the business of PIMCO Funds Distributors LLC or another Subsidiary of the Borrower, and to maintain its membership in the National Association of Securities Dealers, Inc.

     6.7   Insurance.  The Borrower will, and will cause each of its
           ---------
Subsidiaries to, maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies, in such amounts, containing such terms, in such forms, and for such periods, or shall be self-insured in respect of such risks (with appropriate reserves to the extent required by GAAP), as shall be customary in the industry for companies engaged in similar activities in similar geographic areas.

        6.8   Taxes.  The Borrower will, and will cause each of its Subsidiaries
              -----
to, duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments, and other governmental charges imposed upon it or its real property, sales, and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid (a) might by law become a Lien upon any of its property and (b) would be reasonably likely to result in a Material Effect; provided that any such tax, assessment, charge, levy, or claim need not
        --------
be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Borrower or such Subsidiary shall have set aside on its books, if and to the extent permitted by GAAP, adequate accruals with respect thereto.

        6.9   Inspection of Properties and Books; Communication with
              ------------------------------------------------------
Accountants.

              (a) General.  The Borrower shall, and shall cause each of its
                  -------
Subsidiaries to, permit the Banks, through the Administrative Agent or any of the Banks' other designated representatives, to visit and inspect any of the properties of the Borrower or any of its Subsidiaries, to examine the books of account of the Borrower and its Subsidiaries (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances, and accounts of the Borrower and its Subsidiaries with, and to be advised as to the same by, its and their officers, all at such reasonable times and intervals as the Administrative Agent or any Bank may request.

              (b) Communication with Accountants.  The Borrower authorizes the
                  ------------------------------
Administrative Agent and the Banks to communicate directly with the Borrower's independent certified public accountants and authorizes such accountants to disclose to the Administrative Agent and the Banks any and all financial statements and other supporting financial documents and schedules, including copies of any management letter with respect to the Business of the Borrower or any of its Subsidiaries. At the request of the Administrative Agent, the Borrower shall deliver a letter addressed to such accountants instructing them to comply with the provisions of this Section 6.9(b).

     6.10  Compliance with Government Mandates, Contracts, and Permits.  The
           -----------------------------------------------------------
Borrower will and will cause each of its Subsidiaries to, comply (if and to the extent that a failure to comply would be likely to have a Material Effect) with
(a) all applicable Government Mandates wherever the business of the Borrower or any such Subsidiary is conducted, including all Environmental Laws and all Government Mandates relating to occupational safety and employment matters; (b) the provisions of the certificate of incorporation and by-laws or the agreement of limited partnership and certificate of limited partnership, as the case may be, of the Borrower and any such Subsidiary; (c) all Contracts to which the Borrower or any such Subsidiary is party, by which the Borrower or any such Subsidiary is or may be bound, or to which any of their respective properties are or may be subject; and (d) the terms and conditions of any Permit used in the Business of the Borrower or any such Subsidiary. If any Permit shall become necessary or required in order that the Borrower may fulfill any of its obligations hereunder or under any of the other Loan Documents to which the Borrower is a party, the Borrower will immediately take or cause its Subsidiaries to take all reasonable steps within the power of the Borrower and its Subsidiaries to obtain and maintain in full force and effect such Permit and furnish the Administrative Agent and the Banks with evidence thereof.

     6.11  Use of Proceeds.  The Borrower will use the proceeds of the Loans
           ---------------
solely as provided in Section 5.16.

     6.12  Other Indebtedness.  All Obligations under this Agreement and the
           ------------------
other Loan Documents shall rank at least pari passu with all other Indebtedness of the Borrower and its Subsidiaries, except to the extent such other Indebtedness is secured by Permitted Liens.

7.   NEGATIVE COVENANTS OF THE BORROWER.
     ----------------------------------

     The Borrower covenants and agrees that, so long as any Loan or Revolving
Note is outstanding or any Bank has any obligation to make any Loans:

     7.1    Disposition of Assets; Mergers and Reorganizations. The Borrower
            --------------------------------------------------
will not, and will not cause, permit, or suffer any Subsidiary to, sell, transfer, assign or otherwise dispose of its business or assets, or enter into any merger or consolidation, other than (a) sales of obsolete assets, (b) sales of assets in the ordinary course of business, (c) sales of assets for fair value, so long as no Default or Event of Default exists or is caused thereby,
(d) transfers of assets between the Borrower or a Subsidiary, and a Subsidiary or the Borrower, (e) a merger or consolidation between the Borrower or a Subsidiary, and a Subsidiary or the Borrower, so long as the Borrower, if a party, is the survivor, or (f) a merger or consolidation between the Borrower or a Subsidiary and another Person, so long as (i) such merger or consolidation constitutes an Acquisition, or the exchange of securities or other assets in such merger or consolidation is an exchange for fair value, and (ii) no Default or Event of Default exists or is caused thereby.

     7.2   Acquisitions.  The Borrower will not, and will not cause, permit,
           ------------
or suffer any of its Subsidiaries to, become a party to, contract for, or effect any Acquisition, unless no Default or Event of Default then exists or will be caused thereby.

     7.3   Restrictions on Liens.  The Borrower will not, and will not cause,
           ---------------------
permit, or suffer any of its Subsidiaries to, (a) create or incur, or cause, permit, or suffer to be created or incurred or to exist, any Lien upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (b) transfer any of such property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (c) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device, or arrangement; (d) suffer to exist any Indebtedness or claim or demand for a period of time such that the same by Government Mandate or upon bankruptcy or insolvency, or otherwise, would be given any priority whatsoever over its general creditors; or
(e) assign, pledge, or otherwise transfer any accounts, contract rights, general intangibles, chattel paper, or instruments, with or without recourse, other than a transfer or assignment in connection with a sale permitted under Section 7.1 or an Investment permitted under Section 7.5; provided that the Borrower and any Subsidiary of the Borrower may create or incur, or cause, permit, or suffer to be created or incurred or to exist:

           (i) Liens imposed by Government Mandate to secure taxes, assessments, and other government charges in respect of obligations not overdue or which are being contested in accordance with Section 6.8;

           (ii) statutory Liens of carriers, warehousemen, mechanics, suppliers, laborers, and materialmen, and other like Liens, in each case in respect of obligations not overdue or which are being contested in accordance with Section 6.8 and for which a bond has been issued;

           (iii) pledges or deposits made in connection with, or to secure payment of, workers' compensation, unemployment insurance, old age pensions, or other social security obligations;

           (iv) Liens on Real Estate consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property, defects and irregularities in the title thereto, and other minor Liens, provided, (A) none of such Liens in the reasonable opinion of
                  --------
           the Borrower interferes materially with the use of the affected property in the ordinary conduct of the business of the Borrower and its Subsidiaries, and (B) such Liens individually or in the aggregate do not have a Material Effect;

           (v) the rights and interests of landlords and lessors under leases of Real Estate leased by the Borrower or one of its Subsidiaries, as lessee;

           (vi)   presently outstanding Liens listed on Schedule 7.3, and, so
                                                        ------------
           long as no Default or Event of Default exists, Liens securing any refinancing, replacement or substitution of Indebtedness secured by such Liens, provided that there is no increase in the principal amount of such Indebtedness secured by such Liens and so long as the scope of such Liens is not increased;

           (vii) Liens in favor of either the Borrower or a Subsidiary of the Borrower on all or part of the assets of any Subsidiary of the Borrower securing Indebtedness owing by such Subsidiary to the Borrower or such other Subsidiary, as the case may be;

           (viii) Liens on interests of the Borrower or its Subsidiaries in partnerships or joint ventures consisting of binding rights of first refusal, rights of first offer, take-me-along rights, third-party offer provisions, buy-sell provisions, other transfer restrictions and conditions relating to such partnership or joint venture interests, and Liens granted to other participants in such partnership or joint venture as security for the performance by the Borrower or its Subsidiaries of their obligations in respect of such partnership or joint venture; and

           (ix) Liens on Class C Limited Partner Units of the Borrower in favor of the holders of the OGI Exchangeable Debt; and

           (x) Liens securing obligations of the Borrower or any of its Subsidiaries (other than for borrowed money) in an amount not to exceed, in the aggregate at any time outstanding, the Material Amount; and

           (xi)   any judgment lien that is not an Event of Default under
           Section 10.1(j).

        7.4   Guaranties.  Except to the extent the Borrower shall issue a
              ----------
guaranty of the Private Placement Notes in favor of the holders of the Private Placement Notes in connection with the PGP Refinancing to the extent permitted in Section 7.5 hereof, the Borrower shall not, and shall not cause, permit, or suffer any of its Subsidiaries to, either (a) guaranty, endorse, accept, act as surety for, or otherwise become liable in respect of, Indebtedness of (or undertake to maintain working capital or other balance sheet condition of, or otherwise to advance or make funds available for the purchase of Indebtedness
of) Persons (other than the Borrower or any Subsidiary of the Borrower) unless such obligation of the Borrower or its Subsidiary is expressly limited by the instrument establishing the same to a specified amount, or (b) voluntarily incur, create, assume, or otherwise become liable for any contingent obligations that are not by their terms limited to a specific dollar amount; provided,
                                                                 --------
however, the aggregate amount of all such obligations of the Borrower and its
-------
Subsidiaries permitted pursuant to this Section 7.4 shall not cause the Borrower to violate the financial covenants in Section 7.13.

        7.5   Restrictions on Investments.  The Borrower will not, and will not
              ---------------------------
cause, permit, or suffer any of its Subsidiaries to, make or permit to exist or to remain outstanding any Investment except:

              (a) Investments in marketable securities, liquid investments, and other financial instruments that are acquired for investment purposes and that have a value that may be readily established, including any such Investment that may be readily sold or otherwise liquidated in any pooled investment vehicle for which the Borrower or one of its Subsidiaries serves as investment manager or adviser;

              (b) Investments existing on the Closing Date and set forth on

Schedule 7.5;
------------

              (c) Investments made by the Borrower or any Subsidiary of the Borrower in the Borrower or any Subsidiary of the Borrower; and

              (d) So long as no Default or Event of Default exists or is caused thereby, Investments made by the Borrower in PGP in connection with the PGP Refinancing in the form of (i) a loan by the Borrower to PGP (the proceeds of which are used to repay the Private Placement Notes in full) or (ii) a guaranty of the Private Placement Notes issued by the Borrower in favor of the holders of the Private Placement Notes; and

              (e) So long as no Default or Event of Default exists or is caused thereby, other Investments made by the Borrower or any Subsidiary of the Borrower in an aggregate amount outstanding at any time, not to exceed the sum of (i) ten percent (10%) of Partner's Capital plus (ii) the net proceeds (or fair value in the case of an exchange) received by the Borrower from the sale (or exchange) of Equity Securities in the Borrower as of (y) the date of any such Investment, or (z) the last day of any subsequent calendar quarter.

        7.6   Restrictions on Consolidated Funded Debt.  The Borrower will not
              ----------------------------------------
cause, permit, or suffer any of its Subsidiaries to, create, incur, assume, guarantee, or be or remain liable, contingently or otherwise, with respect to any Consolidated Funded Debt, except: (a) Consolidated Funded Debt arising under this Agreement and under the Long-Term Credit Agreement, and (b) the

Borrower and its Subsidiaries may incur or suffer to exist any other Consolidated Funded Debt if, and only if, no Default or Event of Default shall then exist or be caused by the incurrence of such Consolidated Funded Debt.

        7.7   Distributions.  The Borrower shall not make any Distributions to
              -------------
its partners if a Default or Event of Default shall then exist or be caused thereby. The Borrower shall not cause, permit, or suffer any restriction or Lien on the ability of any of its Subsidiaries to (a) pay, directly or indirectly, any Distributions to the Borrower or any other Subsidiary of the Borrower, (b) make any payments, directly or indirectly, in respect of any Indebtedness or other obligation owed to the Borrower or any of its Subsidiaries, (c) make loans or advances to the Borrower or any other Subsidiary of the Borrower, or (d) sell, transfer, assign, or otherwise dispose of any property or assets to the Borrower or any other Subsidiary of the Borrower, except, in each such case, restrictions or Liens (x) that exist under or by reason of applicable Government Mandates, including any net capital rules, (y) that arise by reason of the maintenance by any Subsidiary of a level of net worth for the purpose of ensuring that any limited partnerships for which it serves as general partner will be treated as partnerships for federal income tax purposes, or (z) that arise in contracts with shareholders or partners of Subsidiaries of the Borrower in contracts executed after the Closing Date.

        7.8   Transactions with Affiliates.  The Borrower will not, and will not
              ----------------------------
cause, permit, or suffer any of its Subsidiaries to, directly or indirectly, enter into any Contract or other transaction with any Affiliate of the Borrower or any of its Subsidiaries that is material to the Borrower and the Subsidiaries taken as a whole, unless either: (a) such Contract or transaction relates solely to (i) compensation arrangements with directors, officers, or employees of the Borrower, PGP, or the Subsidiaries, or (ii) so long as no Default or Event of Default then exists or would be caused thereby, the PGP Refinancing, (b) such transaction is, taking into account the totality of the relationships involved, on fair and reasonable terms no less favorable to the Borrower and the Subsidiaries taken as a whole than would be obtained in comparable arm's length transactions with Persons that are not Affiliates of the Borrower or its Subsidiaries, or (c) such transaction consists of loans and advances to the Borrower's senior management employees in an amount not exceeding $2,000,000 to any such employee and in the aggregate at any time outstanding not exceeding $15,000,000.

        7.9   Fiscal Year.  The Borrower and each of its Subsidiaries maintains
              -----------
a fiscal year ending December 31. The Borrower shall not change, and will not permit any Subsidiary to change, its fiscal year unless the parties to the Loan Documents shall first enter into amendments to the Loan Documents such that the rights of the parties to the Loan Documents will not be affected by the change in the fiscal year of the Borrower, and the parties shall enter into such amendments as may be required in connection with a change of the Borrower's fiscal year.

        7.10  Compliance with Environmental Laws.  The Borrower will not, and
              ----------------------------------
will not cause, permit, or suffer any of its Subsidiaries to, (a) use any of the Real Estate or any portion thereof for the handling, processing, storage, or disposal of Hazardous Substances, (b) cause, permit, or suffer to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances, (c) generate any Hazardous Substances on any of the Real Estate, (d) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a release (i.e., releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing, or dumping) or threatened release of Hazardous Substances on, upon, or into the Real Estate, or (e) otherwise conduct any activity at any Real Estate or use any Real Estate in any manner that would violate any Environmental Law or bring such Real Estate in violation of any Environmental Law, in each case, so as would be likely to have a Material Effect.

        7.11  Employee Benefit Plans.    Except where the liability of the
              ----------------------
Borrower and its Subsidiaries taken as a whole would not be likely to exceed the Material Amount, the Borrower will not, and will not cause, permit, or suffer any ERISA Affiliate to:

              (a) engage in any "prohibited transaction" within the meaning of
(S)406 of ERISA or (S)4975 of the Code;

              (b) permit any Guaranteed Pension Plan to incur an "accumulated funding deficiency", as such term is defined in (S)302 of ERISA, whether or not such deficiency is or may be waived;

              (c) fail to contribute to any Guaranteed Pension Plan to an extent that, or terminate any Guaranteed Pension Plan in a manner that, could result in the imposition of a Lien on the assets of the Borrower or any of its Subsidiaries pursuant to (S)302(f) or 54068 of ERISA; or

              (d) permit or take any action that would result in the aggregate benefit liabilities (within the meaning of (S)4001 of ERISA) of all Guaranteed Pension Plans exceeding the value of the aggregate assets of such Plans, disregarding for this purpose the benefit liabilities and assets of any such Plan with assets in excess of benefit liabilities.

        7.12  Amendments to Certain Documents.  The Borrower shall not, without
              -------------------------------
the prior written consent of the Majority Banks in each instance, permit or suffer any material amendments, modifications, supplements, or restatements of its certificate of limited partnership or the Borrower Partnership Agreement that could reasonably be expected to materially adversely affect the ability of the Borrower to perform and observe its obligations under the Loan Documents or the legal rights and remedies of the Banks and the Administrative Agent under any of the Loan Documents.

        7.13  Financial Covenants.
              -------------------

              (a) Minimum Partners Capital.  The Borrower shall not permit, at
                  ------------------------
any time, its Partners' Capital to be less than (i) the product of (A) 75% times
(B) the Partners' Capital as of December 31, 1997, plus (ii) the product of (A) 75% times (B) all Partners' Capital contributed to the Borrower after December 31, 1997.

              (b) Leverage Ratio.  As of (i) the last day of each calendar
                  --------------
quarter and (ii) the date any Loan is made, the Borrower will not permit the ratio of (A) Consolidated Funded Debt on such date to (B) the Borrower's OPAD for the four (4) calendar quarters ending on the last day of the applicable quarter in the case of item (i) of this section and on the last day of the most recently completed calendar quarter for which financial statements have been provided to the Banks under Section 6.4(b) in the case of item (ii) of this section (the "Leverage Ratio") to exceed 2.25 to 1.00.
              --------------

              (c) Interest Coverage Ratio.  As of the last day of each calendar
                  -----------------------
quarter, the Borrower will not permit the Interest Coverage Ratio for the four
(4) consecutive calendar quarters ending on such date to be less than 4.00 to 1.00.

              (d) Assets Under Management.  The Borrower shall not permit, at
                  -----------------------
any time, its Assets Under Management to be less than the sum of (i) $125 billion plus (ii) the product of (A) 50% times (B) the dollar value of any Assets Under Management acquired by the Borrower or any of its Subsidiaries pursuant to an Acquisition or a Permitted Merger.

        7.14  Limitation on Negative Pledge Clauses.  The Borrower will not, and
              -------------------------------------
will not cause, permit, or suffer any of its Subsidiaries to, directly or indirectly, enter into any Contract with any Person, other than this Agreement or the other Loan Documents, which by its terms prohibits or limits the ability of the Borrower or any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired.


8.     CLOSING CONDITIONS.
       ------------------

       The obligations of the Banks under this Agreement shall be subject to the satisfaction of the following conditions precedent at or before the Closing
Date:

        8.1   Financial Statements and Material Changes.
              -----------------------------------------

             (a) The Banks shall be reasonably satisfied that (i) the financial statements of the Borrower and the Subsidiaries referred to in Section 5.4 fairly present in all material respects the business and financial condition and the results of operations of the Borrower and its Subsidiaries as of the dates and for the periods to which such financial statements relate, and (ii) there shall have been no material adverse change in the Business of the Borrower and its Subsidiaries taken as a whole since the dates of such financial statements.

             (b) The Banks shall have received and shall have approved (i) audited, consolidated financial statements, including balance sheets and income and cash flow statements for OpCap, G.P. for the 1996 and 1997 fiscal years,
(ii) quarterly financial statements for OpCap, G.P. for the quarter ending July 31, 1997 and (iii) pro forma financial statements for the Borrower (after giving effect to the Oppenheimer Transaction) for the 1998 calendar year, and the Banks shall have approved all such matters.

        8.2   Loan Documents.  Each of the Loan Documents shall have been duly
              --------------
executed and delivered by the respective parties thereto and shall be in full force and effect.

        8.3   Loan Certificates.  The Administrative Agent shall have received
              -----------------
from each of the Borrower and PIMCO Partners, LLC, a loan certificate signed by a duly authorized officer of such Entity in the form of Exhibit G hereto, together with appropriate attachments which shall include: (a) a copy of its certificate of organization, certificate of limited partnership, or other charter document duly certified as of a recent date by the secretary of state of its organization, (b) a copy, certified by a duly authorized officer of such Entity to be true and complete on the Closing Date, of its operating agreement, agreement of limited partnership, or equivalent document as in effect on such date, (c) a certificate of the secretary of state of its organization as to the due organization, legal existence, and good standing of the Borrower, Holdings and PIMCO Partners, LLC, (d) a copy, certified by a duly authorized officer of such Entity to be true and complete on the Closing Date of the unanimous resolutions of the general partners of the Borrower and the Written Action. The certificate of organization and operating agreement or partnership agreement and certificate of limited partnership, as the case may be, of the Borrower, each of its Subsidiaries, PIMCO Partners, LLC, and PGP shall be in all respects satisfactory in form and substance to the Administrative Agent.

        8.4   Partnership Action.  All partnership action necessary for the
              ------------------
valid execution, delivery, and performance by the Borrower of this Agreement and the other Loan Documents to which it is or is to become a party, and all partnership action necessary for PGP and Holdings to cause the Borrower to execute, deliver, and perform this Agreement and the other Loan Documents to which the Borrower is or is to become a party, shall have been duly and effectively taken, evidence thereof reasonably satisfactory to the Administrative Agent shall have been provided to the Administrative Agent, and such action shall be in full force and effect at the Closing Date.

        8.5   Consents.  Each party hereto shall have duly obtained all consents
              --------
and approvals of Government Authorities and other third parties, and shall have effected all notices, filings, and registrations with Government Authorities and other third parties, as may be required in connection with the execution, delivery, performance, and observance of the Loan Documents; all of such consents, approvals, notices, filings, and registrations shall be in full force and effect; and the Administrative Agent shall have each received evidence thereof satisfactory to it.

        8.6   Opinions of Counsel.  The Administrative Agent shall have received
              -------------------
favorable opinions addressed to the Banks and the Administrative Agent, in form and substance acceptable to them, dated as of the Closing Date, from Latham & Watkins, special counsel to the Borrower, Richards, Layton & Finger, special Delaware counsel to the Borrower, and Richard M. Weil, in-house counsel to the Borrower.

        8.7   Proceedings.  There shall be no Proceedings pending or threatened
              -----------
the result of which (a) is reasonably likely to impair or prevent the Borrower's performance and observance of its obligations under this Agreement and the other Loan Documents or (b) is reasonably likely to have a Material Effect.

        8.8   Incumbency Certificate.  The Administrative Agent shall have
              ----------------------
received from the Borrower an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of the Borrower and giving the name and bearing a specimen signature of each individual who shall be authorized: (a) to sign, in the name and on behalf of the Borrower, each of the Loan Documents to which the Borrower is or is to become a party; (b) to make Loan Requests and Conversion Requests; and (c) to give notices and to take other action on behalf of the Borrower under the Loan Documents.

        8.9   Material Effect.  In the opinion of the Banks, there shall not
              ---------------
have occurred (a) any Material Effect, or (b) any material disruption, down-turn or other adverse event in the financial markets or capital markets that adversely affects the credit-worthiness of the Borrower or the investment advisor industry in general.

        8.10  Due Diligence.  The Administrative Agent and the Banks shall have
              -------------
completed customary due diligence of the Borrower and its Subsidiaries and shall have received such documents, reports, summaries, descriptions and other information regarding the Borrower and its Subsidiaries and their business, prospects, financial results, litigation, tax matters, accounting, labor insurance, pension liabilities, real estate, Contracts, indebtedness and other matters as the Administrative Agent and the Banks may request.

        8.11  Closing Certificate.  The Administrative Agent and the Banks shall
              -------------------
have received a closing certificate of the Borrower, in form and substance acceptable to the Administrative Agent and the Banks, setting forth the mathematical calculations evidencing the Borrower's compliance with the financial covenants set forth in this Agreement.

        8.12  Agreement with PGP.  The Administrative Agent shall have received
              ------------------
one or more duly executed counterparts of a side agreement among the Administrative Agent, the Borrower and PGP pursuant to which PGP agrees to notify the Administrative Agent and the Borrower of its receipt of any notice of the occurrence of any default or event of default under the Note Agreement.


9.     CONDITIONS TO ALL BORROWINGS.
       ----------------------------

       The obligations of the Banks to make any Loan, whether on or after the Closing Date, shall also be subject to the satisfaction of the conditions precedent set forth below. The submission of a Loan Request or a Conversion Request by the Borrower and the acceptance by the Borrower of any Loan shall constitute a representation and warranty by the Borrower that the conditions set forth below have been satisfied.

        9.1   No Default.  No Default or Event of Default shall have occurred
              ----------
and be continuing, other than a Default under Section 10.1(f)(ii) hereof which has not yet become an Event of Default.

        9.2   Representations True.  Each of the representations and warranties
              --------------------
of the Borrower and its Subsidiaries contained in this Agreement, the other Loan Documents, or in any document or instrument delivered pursuant to or in connection with this Agreement shall be true and correct in all material respects as of the time of the making of such Loan, with the same effect as if made at and as of that time (except to the extent that such representations and warranties expressly relate to a prior date, in which case they shall be true and correct in all material respects as of such earlier date).

        9.3   Loan or Conversion Request.  The Administrative Agent shall have
              --------------------------
received from the Borrower a Loan Request or a Conversion Request, as applicable.

        9.4   Payment of Fees.  Without limiting any other condition, the
              ---------------
Borrower shall have paid to the Administrative Agent, for the account of the Banks and the Administrative Agent as appropriate, all fees and other amounts due and payable under the Loan Documents at or prior to the time of the making of such Loan.

        9.5   No Legal Impediment.  No change shall have occurred in any
              -------------------
Government Mandate that in the reasonable opinion of any Bank would make it illegal for such Bank to make such Loan (it being understood that this section shall be a condition only for the Bank or Banks affected by such Government Mandate).

        9.6   Governmental Regulation.  Each Bank shall have received such
              -----------------------
statements in substance and form reasonably satisfactory to such Bank as such Bank shall reasonably request for the purpose of compliance with any applicable Government Mandates of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.


10.    EVENTS OF DEFAULT; ACCELERATION.
       -------------------------------

        10.1  Events of Default and Acceleration.  Each of the following shall
              ----------------------------------
constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule, or regulation of any governmental or non-governmental body:

             (a) the Borrower shall fail to pay any principal of the Loans when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

             (b) the Borrower shall fail to pay any interest on the Loans, the facility fees, the Administrative Agent's fees, or other sums due hereunder or under any of the other Loan Documents, when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment and such amounts shall remain unpaid two (2) Business Days after the date when due;

             (c) the Borrower shall (i) fail to perform or observe any of its covenants contained in Sections 6.5(a), 6.5(d) or 6.6, or in Section 7 of this Agreement or there shall exist any Event of Default (as such term is defined in the Long-Term Credit Agreement), or (ii) fail to perform or observe any of its covenants contained in Sections 6.4, 6.5(b), or 6.5(c) of this Agreement, which failure shall continue for thirty (30) days after the date on which such covenant was required to be performed or observed;

             (d) the Borrower or any of its Subsidiaries shall fail to perform or observe any term, covenant, or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this Section 10) for thirty (30) days after written notice of such failure has been given to the Borrower by the Administrative Agent;

             (e) any representation or warranty of the Borrower in this Agreement, any of the other Loan Documents, or in any other document or instrument delivered pursuant to or in connection with this Agreement shall prove to have been incorrect in any material respect upon the date when made or deemed to have been made or repeated;

             (f) either (i) the occurrence and continuance beyond any applicable grace period of any default, event of default or other breach (in any case, a "Breach") of any agreement permitting (with or without the passage of time) acceleration, termination or exercise of remedies with respect to (A) any Consolidated Funded Debt in an amount equal to or greater than the Material Amount, (B) any Funded Debt of PGP other than the Note Agreement in an amount equal to or greater than $1,000,000 or (C) the nonpayment of principal, interest or other amounts when due (other than by acceleration) by or on behalf of PGP pursuant to the Note Agreement, or
(ii) the holders of the Private Placement Notes shall accelerate the Private Placement Notes or exercise or attempt to exercise any other remedies as a consequence of such Breach and, on the seventh (7th) day following such acceleration, exercise of remedies or attempt to exercise any other remedies either (A) the Private Placement Notes shall not have been repaid in full and the Note Agreement shall not have been terminated or (B) the Breach giving rise to such acceleration, exercise of remedies or attempt to exercise any other remedies shall not have been waived in writing by the holders of the Private Placement Notes to the satisfaction of the Banks;

          (g) any of the Loan Documents shall be cancelled, terminated, revoked, or rescinded otherwise than in accordance with the terms thereof or with the express prior written agreement, consent, or approval of the Banks, or any Proceeding to cancel, revoke, or rescind any of the Loan Documents shall be commenced by or on behalf of the Borrower, or any of its Subsidiaries party thereto, or any Government Authority of competent jurisdiction shall make a determination that, or issue a Government Mandate to the effect that, any material provision of one or more of the Loan Documents is illegal, invalid, or unenforceable in accordance with the terms thereof;

          (h) the Borrower, PGP, or any Subsidiary of the Borrower shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator, or receiver of the Borrower, PGP or any Subsidiary of the Borrower or of any substantial part of the assets of the Borrower, PGP, or any Subsidiary of the Borrower, or shall commence any Proceeding relating to the Borrower, PGP, or any Subsidiary of the Borrower under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution, liquidation, or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such Proceeding shall be commenced against the Borrower, PGP, or any Subsidiary of the Borrower and any of such parties shall indicate its approval thereof, consent thereto, or acquiescence therein;

          (i) either (i) an involuntary Proceeding relating to the Borrower, PGP, or any Subsidiary of the Borrower under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution, liquidation, or similar law of any jurisdiction, now or hereafter in effect is commenced and not dismissed or vacated within sixty (60) days following entry thereof, or (ii) a decree or order is entered appointing any trustee, custodian, liquidator, or receiver described in (h) or adjudicating the Borrower, PGP, or any Subsidiary of the Borrower bankrupt or insolvent, or approving a petition in any such Proceeding, or a decree or order for relief is entered in respect of the Borrower, PGP, or any Subsidiary of the borrower in an involuntary Proceeding under federal bankruptcy laws as now or hereafter constituted;

          (j) there shall remain in force, undischarged, unsatisfied, and unstayed, for more than thirty (30) days, any final judgment against the Borrower or any of its Subsidiaries that, with any other such outstanding final judgments, undischarged, against the Borrower and its

Subsidiaries taken together exceeds in the aggregate the Material Amount.

          (k) with respect to any Guaranteed Pension Plan, an ERISA Reportable Event shall have occurred and the Majority Banks shall have determined in their reasonable discretion that such event reasonably could be expected to result in liability of the Borrower, or any of its Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding the Material Amount and such event in the circumstances occurring reasonably could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan; or a trustee shall have been appointed by the United States District Court to administer such Guaranteed Pension Plan; or the PBGC shall have instituted proceedings to terminate such Guaranteed Pension Plan;

          (l) any Change of Control shall occur;

          (m) any of the following: (i) the Borrower shall fail to be duly registered as an "investment adviser" under the Investment Advisers Act of 1940, if such registration is required by law; or (ii) the Borrower shall cease to have a Subsidiary that is duly registered as a "broker/dealer" under the Securities Exchange Act of 1934 or shall cease to be a member in good standing of the National Association of Securities Dealers, Inc.; or

          (n) the Borrower, PGP, or any Subsidiary of the Borrower shall either
(i) be indicted for a federal or state crime and, in connection with such indictment, either (A) Government Authorities shall seek to seize or attach, or seek a civil forfeiture of, property of the Borrower, PGP, or one or more of the Borrower's Subsidiaries having an aggregate value in excess of the Material Amount or (B) the Administrative Agent shall be advised by its legal counsel in writing that there is a reasonable possibility of such a seizure, attachment, or forfeiture under applicable Government Mandates, or (ii) be found guilty of, or shall plead guilty, no contest, or nolo contendere to, any federal or state
                                        ----------
crime, a punishment for which could include a fine, penalty, or forfeiture of any assets of the Borrower, PGP, or such Subsidiary.

          Upon the occurrence of an Event of Default, the Administrative Agent, upon the request of the Majority Banks, shall by notice in writing to the Borrower declare all amounts owing with respect to this Agreement, the Revolving Notes, and the other Loan Documents to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived by the Borrower; provided that in the event of any Event of Default specified in
          --------
Section 10.1(h) or Section 10.1(i), all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Administrative Agent or any Bank; and provided, further, that any such
                                      --------  -------
declaration may be rescinded by the Majority Banks if the Events of Default leading to such declaration are waived in writing by the Majority Banks.

        10.2  Termination of Commitments.  If any one or more of the Events of
              --------------------------
Default specified in Section 10.1(h) or Section 10.1(i) shall occur, any unused portion of the Total Commitments hereunder shall forthwith terminate and each of the Banks shall be relieved of all obligations to make Loans to the Borrower.
If any other Event of Default shall have occurred, or if on any Drawdown Date the conditions precedent to the making of the Loans to be made on such

Drawdown Date are not satisfied, the Administrative Agent may with the consent of the Majority Banks and, upon the request of the Majority Banks, shall, by notice to the Borrower, terminate the unused portion of the Total Commitment hereunder, and upon such notice being given such unused portion of the Total Commitment hereunder shall terminate immediately and each of the Banks shall be relieved of all further obligations to make Loans. If any such notice is given to the Borrower, the Administrative Agent will forthwith furnish a copy thereof to each of the Banks. No termination of the Total Commitment hereunder shall relieve the Borrower of any of the Obligations or any of its existing obligations to any of the Banks arising under other agreements or instruments.

        10.3  Remedies.
              --------

              (a) In case any one or more of the Events of Default shall have occurred, and whether or not the Administrative Agent shall have accelerated the maturity of the Loans pursuant to Section 10.1, each Bank, if owed any amount with respect to the Loans, may with the consent of the Majority Banks but not otherwise, proceed to protect and enforce its rights by any appropriate Proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement and the other Loan Documents or any instrument pursuant to which the Obligations to such Bank are evidenced, including as permitted by applicable Government Mandate the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Bank.

              (b) No remedy herein conferred upon any Bank or the Administrative Agent or the holder of any Revolving Note is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by any Government Mandate.


11.    SETOFF.
       ------

       Regardless of the adequacy of any collateral, during the continuance of any Event of Default, any deposits or other sums credited by or due from any of the Banks to the Borrower and any securities or other property of the Borrower in the possession of such Bank may be applied to or set off by such Bank against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Borrower to such Bank. Each of the Banks agrees with each other Bank that (a) if an amount to be set off is to be applied to Indebtedness of the Borrower to such Bank, other than Indebtedness evidenced by the Revolving Notes held by such Bank, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by all such Revolving Notes held by such Bank, and (b) if such Bank shall receive from the Borrower, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Revolving Notes held by such Bank by Proceedings against the Borrower, by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar Proceedings, or otherwise, and shall retain and apply to the payment of the Revolving Note or Revolving Notes held by such Bank any amount in excess of its ratable portion of the payments received by all of the Banks with respect to the Revolving Notes held by all of the Banks (exclusive of payments to be made for the account of less than all of the Banks as provided in Sections 4.6, 4.7, 4.8, and 4.9), such Bank will make such disposition and arrangements with the other Banks with respect to such excess, either by way of distribution, pro tanto assignment
                                            ---------
of claims, subrogation, or otherwise as shall result in each Bank receiving in respect of the Revolving Notes held by it its proportionate payment as contemplated by this Agreement; provided that if all or any part of such excess
                                --------
payment is thereafter recovered from such Bank, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.


12.    THE ADMINISTRATIVE AGENT AND THE DOCUMENTATION AGENT.
       ----------------------------------------------------

        12.1  Authorization.  The Administrative Agent and the Documentation
              -------------
Agent are authorized to take such action on behalf of each of the Banks and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Administrative Agent or the Documentation Agent, respectively, together with such powers as are reasonably incident thereto, provided that no duties or responsibilities not expressly
                  --------
assumed herein or therein shall be implied to have been assumed by the Administrative Agent or the Documentation Agent. The relationship between the Administrative Agent and the Banks and between the Documentation Agent and the Banks is and shall be that of agent and principal only, and nothing contained in this Agreement or any of the other Loan Documents shall be construed to constitute the Administrative Agent or the Documentation Agent as a trustee for any Bank.

        12.2  Employees and Administrative Agents.  Each of the Administrative
              -----------------------------------
Agent and the Documentation Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of legal counsel concerning all matters pertaining to its rights and duties under this Agreement and the other Loan Documents. Each of the Administrative Agent and the Documentation Agent may utilize the services of such Persons as it in its sole discretion may reasonably determine.

        12.3  No Liability.  Neither the Administrative Agent, the Documentation
              ------------
Agent nor any of their respective shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Administrative Agent, the Documentation Agent or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence.

        12.4  No Representations.  Neither the Administrative Agent nor the
              ------------------
Documentation Agent shall be responsible for the execution (other than on its own behalf) or validity or enforceability of this Agreement, the Revolving Notes, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Revolving Notes, or for the value of any such collateral security or for the validity, enforceability, or collectability of any such amounts owing with respect to the Revolving Notes, or for any recitals or statements, warranties, or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of the Borrower, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants, or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for the Revolving Notes or to inspect any of the properties, books, or records of the Borrower or any of its Subsidiaries.

Neither the Administrative Agent nor the Documentation Agent shall be bound to ascertain whether any notice, consent, waiver, or request delivered to it by the Borrower or any holder of any of the Revolving Notes shall have been duly authorized or is true, accurate, and complete. Neither the Administrative Agent nor the Documentation Agent has made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Banks, with respect to the credit worthiness or financial conditions of the Borrower or any of its Subsidiaries. Each Bank acknowledges that it has, independently and without reliance upon the Administrative Agent, the Documentation Agent or any other Bank, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

        12.5  Payments.
              --------

              (a)  Payments to Administrative Agent.  A payment by the Borrower
                   --------------------------------
to the Administrative Agent hereunder or under any of the other Loan Documents for the account of any Bank shall constitute a payment to such Bank. The Administrative Agent shall promptly distribute to each Bank such Bank's pro rata
                                                                        --------
share of payments received by the Administrative Agent for the account of the Banks except as otherwise expressly provided herein or in any of the other Loan Documents.

              (b)  Distribution by Administrative Agent.  If in the reasonable
                   ------------------------------------
opinion of the Administrative Agent the distribution of any amount received by it in such capacity hereunder, under the Revolving Notes, or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make the same shall have been adjudicated by a court of competent jurisdiction. If any Government Authority shall adjudge that any amount received and distributed by the Administrative Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Administrative Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such Government Authority.

        12.6  Holders of Revolving Notes.  Subject to Section 16, the
              --------------------------
Administrative Agent may deem and treat the payee of any Revolving Note as the absolute owner thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee, or transferee.

        12.7  Indemnity.  The Banks ratably shall indemnify and hold harmless
              ---------
the Administrative Agent and the Documentation Agent from and against any and all Proceedings (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Administrative Agent has not been reimbursed by the Borrower as required by Section 13), and liabilities of every nature and character arising out of or related to this Agreement, the Revolving Notes, any of the other Loan Documents, or the transactions contemplated or evidenced hereby or thereby, or the Administrative Agent's or Documentation Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Administrative Agent's or Documentation Agent's willful misconduct or gross negligence.

        12.8  Administrative Agent and Documentation Agent as Bank.  In its
              ----------------------------------------------------
individual capacity, each of NationsBank, N.A. or Deutsche Bank AG, New York Branch shall have the same obligations and the same rights, powers, and privileges in respect to its Commitment and the Loans made by it, and as the holder of any of the Revolving Notes, as it would have were it not also the Administrative Agent or Documentation Agent, as the case may be.

        12.9  Resignation.  The Administrative Agent or Documentation Agent may
              -----------
resign at any time by giving sixty (60) days' prior written notice thereof to the Banks and the Borrower. Any Administrative Agent or Documentation Agent resigning from this Agreement shall also resign from the Long-Term Credit Agreement. Upon any such resignation, the Majority Banks shall have the right to appoint a successor Administrative Agent or Documentation Agent. Unless an Event of Default shall have occurred and be continuing, such successor Administrative Agent or Documentation Agent shall be reasonably acceptable to the Borrower. If no successor Administrative Agent or Documentation Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's or Documentation Agent's giving of notice of resignation, then the retiring Administrative Agent or Documentation Agent may, on behalf of the Banks, appoint a successor Administrative Agent or Documentation Agent, which shall be a financial institution having a rating of not less than A or its equivalent by Standard & Poor's Corporation. Upon the acceptance of any appointment as Administrative Agent or Documentation Agent hereunder by a successor Administrative Agent or Documentation Agent, such successor Administrative Agent or Documentation Agent shall thereupon succeed to and become vested with all the rights, powers, privileges, and duties of the retiring Administrative Agent or Documentation Agent, and the retiring Administrative Agent or Documentation Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's or Documentation Agent's resignation, the provisions of this Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent or Documentation Agent.

        12.10  Notification of Defaults and Events of Default.  Upon learning of
               ----------------------------------------------
the existence of a Default or an Event of Default, a Bank shall promptly notify the Administrative Agent thereof. Upon receipt of any notice under this Section 12.10, the Administrative Agent shall promptly notify the other Banks of the existence of such Default or Event of Default.

        12.11  Duties in the Case of Enforcement.  In case one of more Events of
               ---------------------------------
Default shall have occurred, and whether or not acceleration of the Obligations shall have occurred, the Administrative Agent shall, if (a) so requested by the Majority Banks and (b) the Banks have provided to the Administrative Agent such additional indemnities and assurances against expenses and liabilities as the Administrative Agent may reasonably request, proceed to enforce the provisions of the Loan Documents and exercise all or any such other legal, equitable, and other rights or remedies as it may have under the Loan Documents. The Majority Banks may direct the Administrative Agent in writing as to the method and the extent of any such action, the Banks hereby agreeing to indemnify and hold the Administrative Agent harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, provided that the Administrative Agent need not comply with any such direction to the extent that the Administrative Agent reasonably believes the Administrative Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

13.    EXPENSES.
       --------

       The Borrower shall upon demand either, as the Banks or the Administrative Agent may require and regardless of whether any Loans are made hereunder, pay in the first instance or reimburse the Banks and the Administrative Agent (to the extent that payments for the following items are not made under the other provisions hereof) for (a) the reasonable out-of-pocket costs of producing and reproducing this Agreement, the other Loan Documents, and the other agreements and instruments mentioned herein, (b) reasonable out-of-pocket expenses incurred in connection with the syndication of this facility, (c) any taxes (including any interest and penalties in respect thereto) payable by the Administrative Agent or any of the Banks (other than taxes based upon the Administrative Agent's or any Bank's income or profits) on or with respect to the transactions contemplated by this Agreement, (d) the reasonable fees, expenses, and disbursements of the Administrative Agent's counsel incurred in connection with the preparation, administration, or interpretation of the Loan Documents, the other instruments mentioned herein, and the term sheet for the transactions contemplated by this Agreement, each closing hereunder, and amendments, modifications, approvals, consents or waivers hereto or hereunder, (e) the fees, expenses, and disbursements of the Administrative Agent incurred by the Administrative Agent in connection with the preparation, administration, or interpretation of the Loan Documents and other instruments mentioned herein, (f) all reasonable out-of-pocket expenses (including reasonable attorneys' fees and costs, which attorneys may be employees of any Bank or the Administrative Agent, and reasonable consulting, accounting, appraisal, investment banking, and similar professional fees and charges) incurred by any Bank or the Administrative Agent in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against the Borrower or any of its Subsidiaries or the administration thereof after the occurrence of a Default or Event of Default and (ii) any Proceeding or dispute whether arising hereunder or otherwise, in any way related to any Bank's or the Administrative Agent's relationship with the Borrower or any of its Subsidiaries. The covenants of this Section 13 shall survive payment or satisfaction of all other Obligations.


14.    INDEMNIFICATION.
       ---------------

       The Borrower shall, regardless of whether any Loans are made hereunder, indemnify and hold harmless the Administrative Agent and the Banks, together with their respective shareholders, directors, Administrative Agents, officers, Subsidiaries, and Affiliates, from and against any and all damages, losses, settlement payments, obligations, liabilities, claims, causes of action, and Proceedings, and reasonable costs and expenses in connection therewith, incurred, suffered, sustained, or required to be paid by an indemnified party by reason of or resulting, directly or indirectly, from the transactions contemplated by the Loan Documents, including (a) any actual or proposed use by the Borrower or any of its Subsidiaries of the proceeds of any of the Loans, (b) the Borrower or any of its Subsidiaries entering into or performing this Agreement or any of the other Loan Documents, or (c) with respect to the Borrower and its Subsidiaries and their respective properties and assets, the violation of any Environmental Law, the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release, or threatened release of any Hazardous Substances or any Proceeding brought or threatened with respect to any Hazardous Substances (including claims with respect to wrongful death, personal injury, or damage to property), in each case including the reasonable fees and disbursements of legal counsel and reasonable allocated costs of internal legal counsel incurred in connection with any such Proceeding, provided, however, the Borrower shall not be obligated to indemnify any party
--------  -------
for any damages, losses, settlement payments, obligations, liabilities, claims, causes of action, Proceedings, costs, and expenses that were caused directly by the gross negligence, breach of this Agreement or willful misconduct of the indemnified party. In Proceedings, or the preparation therefor, the indemnified parties shall be entitled to select their legal counsel and, in addition to the foregoing indemnity, the Borrower shall, promptly upon demand, pay in the first instance, or reimburse the indemnified parties for, the reasonable fees and expenses of such legal counsel. If, and to the extent that the obligations of the Borrower under this Section 14 are unenforceable for any reason, the Borrower shall make the maximum contribution to the payment in satisfaction of such obligations that is permissible under applicable law. The covenants contained in this Section 14 shall survive payment or satisfaction in full of all other Obligations.


15.    SURVIVAL OF COVENANTS.
       ---------------------

       All covenants, agreements, representations, and warranties made herein, in the Revolving Notes, in any of the other Loan Documents, or in any documents or other papers delivered by or on behalf of the Borrower or any of its Subsidiaries pursuant hereto shall be deemed to have been relied upon by the Banks and the Administrative Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Banks of the Loans, as herein contemplated, and shall continue in full force and effect so long as any amount due under this Agreement or the Revolving Notes or any of the other Loan Documents remains outstanding or any Bank has any obligation to make any Loans, and for such further time as may be otherwise expressly specified in this Agreement. All statements contained in any certificate or other paper delivered to any Bank or the Administrative Agent at any time by or on behalf of the Borrower or any of its Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by the Borrower or such Subsidiary hereunder.


16.    ASSIGNMENT AND PARTICIPATION.
       ----------------------------

        16.1  Conditions to Assignment by Banks.  Except as provided herein,
              ---------------------------------
each Bank may assign to one or more Eligible Assignees all or a portion of its interests, rights, and obligations under this Agreement and under the Long-Term Credit Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of the Loans at the time owing to it) and the Revolving Notes held by it; provided that (a) each of the Administrative Agent
                            --------
and, so long as no Event of Default has occurred, the Borrower shall have given its prior written consent to such assignment, which consent will not be unreasonably withheld, (b) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Bank's rights and obligations under this Agreement and under the Long-Term Credit Agreement, (c) each assignment of less than all of the assigning Bank's rights and obligations under this Agreement, shall be in an amount equal to $15,000,000 and in integral multiples of $1,000,000 in excess thereof, and (d) the parties to such assignment shall execute and deliver to the Administrative Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of Exhibit G hereto (an "Assignment and Acceptance"), together
        ---------             -------------------------
with any Revolving Notes subject to such assignment. Upon such execution, delivery, acceptance, and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five
(5) Business Days after the execution thereof, (i) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Bank hereunder, and (ii) the assigning Bank shall, to the extent provided in such assignment and upon payment to the Administrative Agent of the registration fee referred to in Section 16.3, be released from its obligations under this Agreement.

        16.2  Certain Representations and Warranties; Limitations; Covenants.
              --------------------------------------------------------------
By executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows: (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Bank makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties, or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of this Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto; (b) the assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (c) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to in Section 5.4 and Section 6.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (d) such assignee will, independently and without reliance upon the assigning Bank, the Administrative Agent, or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (e) such assignee represents and warrants that it is an Eligible Assignee; (f) such assignee appoints and authorizes the Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Bank; and (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance.

        16.3  Register.  The Administrative Agent shall maintain a copy of each
              --------
Assignment and Acceptance delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Banks and the
 --------
Commitment Percentage of, and principal amount of the Loans owing to, the Banks from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent, and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and the Banks at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Bank agrees to pay to the Administrative Agent a registration fee in the sum of $3,500.

        16.4  New Revolving Notes.  Upon its receipt of an Assignment and
              -------------------
Acceptance executed by the parties to such assignment, together with each Revolving Note subject to such assignment, the Administrative Agent shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Borrower and the Banks (other than the assigning Bank). Within five (5) Business Days after receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent, in exchange for each surrendered Revolving Note, a new Revolving Note to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and, if the assigning Bank has retained some portion of its obligations hereunder, a new Revolving Note to the order of the assigning Bank in an amount equal to the amount retained by it hereunder. Such new Revolving Notes shall provide that they are replacements for the surrendered Revolving Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Revolving Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the assigned Revolving Notes. The surrendered Revolving Notes shall be cancelled and returned to the Borrower.

        16.5  Participations.  Each Bank may sell participations to one or more
              --------------
banks or other entities in all or a portion of such Bank's rights and obligations under this Agreement and the other Loan Documents; provided that (a)
                                                               --------
any such sale or participation shall not affect the rights and duties of the selling Bank hereunder to the Borrower, (b) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments, or modifications of the Loan Documents shall be the rights to approve waivers, amendments or modifications that would forgive or reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the Commitment of such Bank as it relates to such participant, reduce the amount of any fees to which such participant is entitled, or extend any regularly scheduled payment date for principal or interest and (c) such participation shall be in a minimum amount of $1,000,000. Each Bank shall, promptly upon request of the Borrower in each instance, disclose to the Borrower the parties to which such Bank has granted participations under this section.

        16.6  Disclosure.  Any Bank may disclose information obtained by such
              ----------
Bank pursuant to this Agreement to assignees or participants and potential assignees or participants hereunder in accordance with Section 25 hereof.

        16.7  Assignee or Participant Affiliated with the Borrower.  If any
              ----------------------------------------------------
assignee Bank is an Affiliate of the Borrower, then any such assignee Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Loan Documents or for purposes of making requests to the Administrative Agent pursuant to Section 10, and the determination of the Majority Banks shall for all purposes of this Agreement and the other Loan Documents be made without regard to such assignee Bank's interest in any of the Loans. If any Bank sells a participating interest in any of the Loans to a participant, and such participant is the Borrower or an Affiliate of the Borrower, then such transferor Bank shall promptly notify the Administrative Agent of the sale of such participation. A transferor Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Administrative Agent pursuant to Section 10 to the extent that such participation is beneficially owned by the Borrower or any Affiliate of the Borrower, and the determination of the Majority Banks shall for all purposes of this Agreement and the other Loan Documents be made without regard to the interest of such transferor Bank in the Loans to the extent of such participation.

        16.8  Miscellaneous Assignment Provisions.  Any assigning Bank shall
              -----------------------------------
retain its rights to be indemnified pursuant to Sections 4.6, 4.7, 4.8, 4.9, 13, and 14 with respect to any claims or actions arising prior to the date of the assignment. If any assignee Bank is not incorporated under the laws of the United States of America or any state thereof, it shall, prior to the date on which any interest or fees are payable hereunder or under any of the other Loan Documents for its account, deliver to the Borrower and the Administrative Agent certification as to its exemption from deduction or withholding of any United States federal income taxes. Anything contained in this Section 16 to the contrary notwithstanding, any Bank may at any time pledge all or any portion of its interest and rights under this Agreement (including all or any portion of its Revolving Notes) to any of the twelve Federal Reserve Banks organized under
(S)4 of the Federal Reserve Act, 12 U.S.C. (S)341. No such pledge or the enforcement thereof shall release the pledgor Bank from its obligations hereunder or under any of the other Loan Documents.

        16.9  Assignment by Borrower.  The Borrower shall not assign or transfer
              ----------------------
any of its rights or obligations under any of the Loan Documents without the prior written consent of each of the Banks.


17.    NOTICES.
       -------

       Except as otherwise expressly provided in this Agreement, all notices and other communications made or required to be given pursuant to this Agreement or the Revolving Notes shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, telefax or telex and confirmed by delivery via courier or postal service, addressed as follows:

       (a) if to the Borrower, at 800 Newport Center Drive, Suite 100, Newport Beach, California (Fax Number (949) 759-9451), Attention: Chief Financial Officer, with a copy sent via the same means to its General Counsel at the same address, or at such other address for notice as any of such Persons shall last have furnished in writing to the Person giving the notice;

       (b) if to the Administrative Agent, at 901 Main Street, 66th Floor, Dallas, Texas 75283-1000 (Fax Number (214) 508-0338), with a copy sent by the same means to Chris Molen, Esq. at Paul, Hastings, Janofsky & Walker, LLP, Suite 2400, 600 Peachtree Street, Atlanta, Georgia 30308 (Fax Number (404) 815-2424), or such other address for notice as such Person shall last have furnished in writing to the Person giving the notice; and

       (c) if to any Bank, at such Bank's address set forth on Schedules
                                                               ---------
Schedule 1 hereto, or such other address for notice as such Bank shall have last
----------
furnished in writing to the Person giving the notice.

       Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile, or when delivery is duly attempted and refused, and (ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof.


18.    GOVERNING LAW.
       -------------

       PURSUANT TO, AMONG OTHER THINGS, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, THIS AGREEMENT AND, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, EACH OF THE OTHER LOAN DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF). EACH OF THE ADMINISTRATIVE AGENT, THE BANKS, AND THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 17. EACH OF THE ADMINISTRATIVE AGENT, THE BANKS, AND THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.


19.    HEADINGS.
       --------

       The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.


20.    COUNTERPARTS.
       ------------

       This Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.


21.    ENTIRE AGREEMENT.
       ----------------

       The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in Section 23.

22.    WAIVER OF JURY TRIAL.
       --------------------

       EACH OF THE ADMINISTRATIVE AGENT, THE BANKS, AND THE BORROWER HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE REVOLVING NOTES, OR ANY OF THE OTHER LOAN DOCUMENTS, AND RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT AS PROHIBITED BY LAW, EACH OF THE ADMINISTRATIVE AGENT, THE BANKS, AND THE BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY PROCEEDING REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE, OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE BORROWER (A) CERTIFIES THAT NO REPRESENTATIVE, ADMINISTRATIVE AGENT, OR ATTORNEY OF ANY BANK OR THE ADMINISTRATIVE AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH BANK OR THE ADMINISTRATIVE AGENT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT EACH OF THE ADMINISTRATIVE AGENT AND THE BANKS HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.


23.    CONSENTS, AMENDMENTS, WAIVERS.
       -----------------------------

       Except as otherwise expressly provided in this Agreement, any term of this Agreement, the other Loan Documents, or any other instrument related hereto or mentioned herein may be amended with, but only with, the written consent of the Borrower and the Majority Banks. Any consent or approval required or permitted by this Agreement to be given by the Banks may be given, any acceleration of Amounts owing under the Loan Documents may be rescinded, and the performance or observance by the Borrower of any terms of this Agreement, the other Loan Documents, or any other instrument related hereto or mentioned herein or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Majority Banks. Notwithstanding the foregoing, the rate of interest on the Revolving Notes (other than interest accruing pursuant to Section 4.10 following the effective date of any waiver by the Majority Banks of the Default or Event of Default relating thereto), the term of the Revolving Notes, the amount of the Commitments of the Banks, the timing of payments of principal, interest or fees due hereunder and the amount of facility fees hereunder may not be changed without the written consent of the Borrower and the written consent of Banks holding Commitments representing one hundred percent (100%) of the Total Commitment; neither this Section 23 nor the definition of Majority Banks may be amended without the written consent of all of the Banks; and Section 12 may not be amended without the written consent of the Administrative Agent. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of any Bank in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

24.    SEVERABILITY.
       ------------

       The provisions of this Agreement are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.


25.    CONFIDENTIALITY.
       ---------------

       Unless specifically authorized otherwise by the Borrower, the Administrative Agent, the Documentation Agent and the Banks shall hold all non-public information obtained pursuant to the requirements of this Agreement in accordance with the Administrative Agent's, the Documentation Agent's or such Banks' customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices and shall use such non-public information only for purposes of the transactions contemplated by this Agreement. Any party hereto or any party that has agreed to be bound by the terms of this Section 25 may make disclosure (a) to its Affiliates or (b) reasonably required by a bona fide offeree, transferee or participant in accordance with the contemplated transfer or participation or as required or requested by any governmental authority or representative thereof or pursuant to legal process; provided that such Affiliate, offeree, transferee or participant shall have agreed in writing to be bound by the provisions of this Section 25. In no event shall the Administrative Agent, the Documentation Agent or any Bank be obligated to return any materials furnished to it by the Borrower in connection with this Agreement.


                  [remainder of page intentionally left blank]

       IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as a sealed instrument as of the date first set forth above.

BORROWER:                        PIMCO ADVISORS L.P.

                            By:  PIMCO PARTNERS, G.P., its General Partner


                                 By: PIMCO PARTNERS LLC, a California limited liability company, a general partner

                                      By: /s/ William S. Thompson
                                          --------------------------------------
                                      Name:   William S. Thompson
                                           -------------------------------------
                                      Title:  Chief Executive Officer
                                            ------------------------------------


                                 By:  PIMCO HOLDING LLC, a Delaware limited
                                      liability company a general partner

                                      By: /s/ Khanh T. Tran
                                         ---------------------------------------
                                      Name:   Khanh T. Tran
                                           -------------------------------------
                                      Title:  Chief Financial Officer
                                            ------------------------------------



                          [Signature Pages Continued]

                                      NATIONSBANK, N.A.,
                                      as Administrative Agent and Swing
                                      Loan Lender


                                      By: /s/ Joan D'Amico
                                          --------------------------------------
                                      Name:   Joan D'Amico
                                           -------------------------------------
                                      Title:  Vice President
                                            ------------------------------------



                          [Signature Pages Continued]

                                      DEUTSCHE BANK AG, NEW YORK BRANCH, as
                                      Documentation Agent


                                      By: /s/ Peter J. Bassler
                                         ---------------------------------------
                                      Name:   Peter J. Bassler
                                           -------------------------------------
                                      Title:  Vice President
                                            ------------------------------------

                                      By: /s/ Jonathan B. P. Mendes
                                         ---------------------------------------
                                      Name:   Jonathan B. P. Mendes
                                           -------------------------------------
                                      Title:  Vice President
                                            ------------------------------------


                          [Signature Pages Continued]

                                      UNION BANK OF CALIFORNIA, N.A., as Co-
                                      Agent


                                      By: /s/ David C. Hants
                                         ---------------------------------------
                                      Name:   David C. Hants
                                           -------------------------------------
                                      Title:  Vice President
                                             -----------------------------------



                          [Signature Pages Continued]

                                      CITIBANK, N.A., as Co-Agent


                                      By: /s/ Alexander Duka
                                         ---------------------------------------
                                      Name:   Alexander Duka
                                           -------------------------------------
                                      Title:  Attorney-In-Fact
                                            ------------------------------------



                          [Signature Pages Continued]

                                      NATIONSBANK, N.A., as a Bank


                                      By: /a/ Joan D'Amico
                                         ---------------------------------------
                                      Name:   Joan D'Amico
                                           -------------------------------------
                                      Title:  Vice President
                                            ------------------------------------



                          [Signature Pages Continued]

                                      DEUTSCHE BANK AG, NEW YORK AND/OR
                                      CAYMAN ISLANDS BRANCHES, as a Bank


                                      By: /s/ Peter J. Bassler
                                         ---------------------------------------
                                      Name:   Peter J. Bassler
                                           -------------------------------------
                                      Title:  Vice President
                                            ------------------------------------

                                      By: /s/ Jonathan B. P. Mendes
                                         ---------------------------------------
                                      Name:   Jonathan B. P. Mendes
                                           -------------------------------------
                                      Title:  Vice President
                                            ------------------------------------



                          [Signature Pages Continued]

                                      UNION BANK OF CALIFORNIA, N.A., as a Bank


                                      By: /s/ David C. Hants
                                         ---------------------------------------
                                      Name:   David C. Hants
                                           -------------------------------------
                                      Title:  Vice President
                                            ------------------------------------



                          [Signature Pages Continued]

                                      CITIBANK, N.A., as a Bank


                                      By: /s/ Alexander Duka
                                         ---------------------------------------
                                      Name:   Alexander Duka
                                           -------------------------------------
                                      Title:  Attorney-In-Fact
                                            ------------------------------------



                          [Signature Pages Continued]

                                      CREDIT LYONNAIS SAN FRANCISCO BRANCH, as a
                                      Bank

                                      By: /s/ Edward W. Leong
                                         ---------------------------------------
                                      Name:   Edward W. Leong
                                           -------------------------------------
                                      Title:  Vice President & Manager
                                            ------------------------------------


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                          [Signature Pages Continued]

                                      THE BANK OF NEW YORK, as a Bank


                                      By: /s/ Lee B. Stephens, III
                                         ---------------------------------------
                                      Name:   Lee B. Stephens, III
                                           -------------------------------------
                                      Title:  Vice President
                                            ------------------------------------



                          [Signature Pages Continued]

                                      STATE STREET BANK AND TRUST COMPANY, as a
                                      Bank


                                      By: /s/ Steven R. Wolff
                                         ---------------------------------------
                                      Name:   Steven R. Wolff
                                           -------------------------------------
                                      Title:  Vice President
                                            ------------------------------------



                          [Signature Pages Continued]

                                      THE FIRST NATIONAL BANK OF CHICAGO, as a
                                      Bank


                                      By: /s/ Nicole Holzapfel
                                         ---------------------------------------
                                      Name:   Nicole Holzapfel
                                           -------------------------------------
                                      Title:  Vice President
                                            ------------------------------------



                          [Signature Pages Continued]

                                      MELLON BANK, N.A., as a Bank


                                      By: /s/ Susan M. Whitewood
                                         ---------------------------------------
                                      Name:   Susan M. Whitewood
                                           -------------------------------------
                                      Title:  Vice President
                                            ------------------------------------



                          [Signature Pages Continued]

                                      FLEET NATIONAL BANK, as a Bank


                                      By: /s/ Anson T. Harris
                                         ---------------------------------------
                                      Name:   Anson T. Harris
                                           -------------------------------------
                                      Title:  Vice President
                                            ------------------------------------



                          [Signature Pages Continued]

                                      SUNTRUST BANK, CENTRAL FLORIDA, N.A., as a
                                      Bank


                                      By: /s/ Janet P. Sammons
                                         ---------------------------------------
                                      Name:   Janet P. Sammons
                                           -------------------------------------
                                      Title:  Vice President
                                            ------------------------------------



                          [Signature Pages Continued]

                                      CIBC INC., as a Bank


                                      By: /s/ Gerald J. Girardi
                                         ---------------------------------------
                                      Name:   Gerald J. Girardi
                                           -------------------------------------
                                      Title:  Executive Director
                                             -----------------------------------



                          [Signature Pages Continued]

                                      BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                      ASSOCIATION, as a Bank


                                      By: /s/ John G. Hayes
                                         ---------------------------------------
                                      Name:   John G. Hayes
                                           -------------------------------------
                                      Title:  Vice President
                                            ------------------------------------